UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2014

Date of reporting period:	2/28/2014

Item 1 –	Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON MARKET NEUTRAL FUND

ANNUAL REPORT • FEBRUARY 28, 2014

Fund Type

Equity Market Neutral

Objective

Long-term capital appreciation while preserving capital by using strategies designed to produce returns that have a low correlation to U.S. equity markets

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc., and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Market Neutral Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2014.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Market Neutral Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Market Neutral Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/14
	One Year	Since Inception
Class A	1.93%	–5.00% (4/23/10)
Class B	1.10	–7.80 (4/23/10)
Class C	1.10	–7.80 (4/23/10)
Class R	1.72	–3.08 (5/2/11)
Class Z	2.24	–4.10 (4/23/10)
Citigroup 3-Month Treasury Bill Index	0.05	—
Lipper Equity Market Neutral Funds Average	3.03	—

Average Annual Total Returns (With Sales Charges) as of 3/31/14
	One Year	Since Inception
Class A	–6.21%	–3.49% (4/23/10)
Class B	–6.36	–3.30 (4/23/10)
Class C	–2.42	–2.83 (4/23/10)
Class R	–0.87	–2.12 (5/2/11)
Class Z	–0.43	–1.85 (4/23/10)
Citigroup 3-Month Treasury Bill Index	0.05	—
Lipper Equity Market Neutral Funds Average	2.74	—

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Average Annual Total Returns (With Sales Charges) as of 2/28/14
	One Year	Since Inception
Class A	–3.67%	–2.76% (4/23/10)
Class B	–3.90	–2.60 (4/23/10)
Class C	0.10	–2.08 (4/23/10)
Class R	1.72	–1.10 (5/2/11)
Class Z	2.24	–1.08 (4/23/10)

Average Annual Total Returns (Without Sales Charges) as of 2/28/14
	One Year	Since Inception
Class A	1.93%	–1.32% (4/23/10)
Class B	1.10	–2.08 (4/23/10)
Class C	1.10	–2.08 (4/23/10)
Class R	1.72	–1.10 (5/2/11)
Class Z	2.24	–1.08 (4/23/10)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Market Neutral Fund (Class A shares) with a similar investment in the Citigroup 3-Month Treasury Bill Index by portraying the initial account values at the commencement of operations of Class A shares (April 30, 2010) and the account values at the end of the current fiscal year (February 28, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, R, and Z shares will

Prudential Jennison Market Neutral Fund	3

Your Fund’s Performance (continued)

vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

Benchmark Definitions

Citigroup 3-Month Treasury Bill Index

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury bill issues. Citigroup 3-Month Treasury Bill Index Closest Month-End to Inception cumulative total returns as of 2/28/14 are 0.31% for Class A, Class B, Class C, and Class Z; and 0.16% for Class R. Citigroup 3-Month Treasury Bill Index Closest Month-End to Inception average annual total returns as of 3/31/14 are 0.08% for Class A, Class B, Class C, and Class Z; and 0.06% for Class R.

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Lipper Equity Market Neutral Funds Average

The Lipper Equity Market Neutral Funds Average (Lipper Average) is based on the average returns of all mutual funds in the Lipper Equity Market Neutral Funds category. Lipper Average Closest Month-End to Inception cumulative total returns as of 2/28/14 are 6.83% for Class A, Class B, Class C, and Class Z; and 4.22% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 3/31/14 are 1.61% for Class A, Class B, Class C, and Class Z; and 1.34% for Class R.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings—Long Positions expressed as a percentage of net assets as of 2/28/14
Biogen Idec, Inc., Biotechnology	2.5%
Halliburton Co., Energy Equipment & Services	2.3
Tesla Motors, Inc., Automobiles	2.2
Facebook, Inc., (Class A Stock), Internet Software & Services	2.2
Google, Inc. (Class A Stock), Internet Software & Services	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Holdings—Short Positions expressed as a percentage of net assets as of 2/28/14
Technology Select Sector SPDR Fund	4.6%
Consumer Discretionary Select Sector SPDR Fund	4.6
Health Care Select Sector SPDR Fund	4.6
SPDR S&P 500 ETF Trust	4.5
Industrial Select Sector SPDR Fund	4.5

Five Largest Industries expressed as a percentage of net assets as of 2/28/14
Pharmaceuticals	7.1%
Biotechnology	6.9
Oil, Gas, & Consumable Fuels	6.7
Internet Software & Services	6.5
Food Products	4.9

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Market Neutral Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Market Neutral Fund (the Fund) Class A shares posted a gain of 1.93% for the 12-month reporting period as of February 28, 2014, outperforming the 0.05% return of its benchmark index, the Citigroup 3-Month Treasury Bill Index. (The benchmark index does not include the effects of mutual fund operating expenses.) However, the Fund’s Class A shares underperformed the 3.03% return of the Lipper Equity Market Neutral Funds Average.

What was the market environment like for investing in stocks?

•

The U.S. equity market’s advance during the reporting period reflected an improving economic outlook. Over the period, strength in corporate profits continued, housing and employment indicators improved, and consumer confidence rose.

•

Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed to levels sufficiently expansionary to give investors conviction that global gross domestic product, although moderating, remained solid.

•

Concerns that the Federal Reserve would begin scaling back its quantitative easing program took a toll on financial markets in early summer; however, the market began to ascribe higher valuations to companies with attractive future growth potential.

Comments on Fund Activity

Rising stock prices can prove difficult for portfolios, like the Fund, that employ market neutral strategies. The Fund buys stocks that are expected to gain in value (takes long positions) and sells borrowed stocks it does not own (takes short positions). A short sale is done with the expectation that a stock can be bought at a lower price in the future to generate profits. However, if stock prices rally, a short sale can result in a loss, as the Fund would have to buy the stock back at a higher price than it was sold.

•	Short positions in the Fund underperformed the Russell 3000® Index and thus contributed positively to overall returns.

•

Long positions outperformed corresponding Fund short positions in the consumer staples, financials, healthcare, industrials, and information technology sectors. The short segment outperformed the Fund’s long segment in all other sectors.

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The long segment of the Fund, which consists of small-/mid-cap, value, and growth portions, outperformed the broad equity market, as measured by the Russell 3000 Index.

•	The small-/mid-cap portion of the long segment underperformed the Russell 2500™ style benchmark but outperformed the Russell 3000 Index.

•	The value portion of the long segment also underperformed its style benchmark, the Russell 1000® Value Index, and the broad equity market Russell 3000 Index.

•	The growth portion of the long segment outperformed its style benchmark, the Russell 1000® Growth Index, as well as the Russell 3000 Index.

Stock selection enhanced the long segment’s performance relative to Russell 3000 Index in several sectors, most notably healthcare and information technology. Relative return was also helped by the long portfolio’s overweight positions in consumer discretionary and healthcare, as well as its underweight in utilities. Stock selection in the materials, energy, and consumer discretionary sectors, among others, detracted from the year’s performance, as did the long portfolio’s underweight in industrials and slight overweight in materials.

Healthcare companies were prominent among key individual stock contributors in the long segment, including Biogen Idec, Actavis, and Illumina. Priceline.com from consumer discretionary and Boeing from industrials also ranked among the period’s noteworthy contributors.

•

The Food and Drug Administration (FDA) approved Biogen Idec’s Tecfidera for multiple sclerosis. Jennison believes the drug’s ease of use could support broad adoption and potential market leadership. Tecfidera may also eventually treat other neurodegenerative diseases such as ALS and Parkinson’s.

•

Generic drug maker Actavis greatly expanded its presence in the rapidly consolidating specialty pharmaceuticals subsector with the acquisition of Warner Chilcott in October 2013. Viewed by Jennison as a leader in the subsector with strong management, the company announced in February 2014 that it would acquire Forest Laboratories. Jennison expects the deal to be highly accretive in that earnings should be greater than the cost of the acquisition, given the potential it holds for a larger scale, product diversification, and global expansion.

•	Gross bookings growth increased at online travel company Priceline.com, which Jennison believes is poised to benefit from the long-term shift to online travel spending.

Prudential Jennison Market Neutral Fund	7

Strategy and Performance Overview (continued)

Key individual detractors in the long segment were more diversified. They included Kinross Gold from materials, Cobalt International Energy from the energy sector, Avon Products from consumer staples, NII Holdings from telecom services, and J.C. Penney from consumer discretionary.

•

Kinross Gold shares fell dramatically in April 2013 along with shares of other metals and mining companies as the price of gold plummeted. The stock largely mirrored the price pressures on gold bullion over the balance of the period. Despite a belief in the long-term potential of select gold producers in light of decreasing supply and rising prospects for industry consolidation, Jennison elected to close the Kinross Gold position in January in favor of other investment candidates with more promising risk/reward profiles.

•

Shares of independent oil exploration and production company Cobalt International Energy sold off sharply first in mid-August, then again in early December after the company announced disappointing results for wells in the Gulf of Mexico and offshore Gabon and Angola. Although Jennison continues to believe in the longer-term potential of some of Cobalt’s remaining exploration blocks, the position was closed in December in favor of other investment candidates.

•

Avon Products, a global producer and marketer of beauty products, has been in the midst of a turnaround. The stock suffered a dramatic sell-off in the fall after third-quarter earnings came in well below expectations, and it has remained under pressure in the new year. Nevertheless, Jennison continues to believe in the company’s long-term prospects and its potential to achieve the quintessential “virtuous cycle” for a consumer stock by cutting operating expenses and using some of the savings to drive earnings growth faster than the market expects and some to reinvest in the brand to drive sales growth.

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Comments on Largest Long Holdings

2.5%	Biogen Idec, Inc., Biotechnology

Please see Fund Activity section for Biogen Idec.

2.3%	Halliburton Co., Energy Equipment & Services

Global oilfield services company Halliburton enjoyed a share-price rebound in February. Jennison believes the company’s current programs focused on cost cutting and efficiency gains could amplify expected North American and international growth in the months ahead.

2.2%	Tesla Motors, Inc., Automobiles

Tesla Motors makes high-performance electric vehicles and electric vehicle power train components. Jennison believes the company is positioned to benefit from rapid growth in the adoption of electric autos with its mid-size premium sedan Model S. Jennison sees Tesla’s proprietary battery management system as a source of significant competitive advantage. The company has a solid financial position, in Jennison’s view, and its lean operations help to drive profitability at low production levels, while its unique culture contributes to innovative solutions.

2.2%	Facebook, Inc., Internet Software & Services

Jennison views Facebook as the world’s preeminent Internet-based social network. It allows users to share information, post photos and videos, play games, and otherwise connect with one another through online profiles. The site has more than 1.2 billion total users and hundreds of millions of daily users. With the improvement seen in its monetization and mobile strategies over the past year, Jennison believes the company has a dominance that no rival can easily match and a network effect that creates formidable barriers to entry.

2.2%	Google, Inc., Internet Software & Services

Google is a global technology company focused on search, advertising, and enterprise as well as operating systems and platforms. The stock has performed well, reflecting Google’s continued strong competitive position, strong advertising revenue, and YouTube income-generating opportunities. Jennison continues to believe Google’s technological lead and dominant position in Internet search are distinct strengths that should enable the company to monetize search traffic at a meaningfully higher rate than its competitors.

Prudential Jennison Market Neutral Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2013, at the beginning of the period, and held through the six-month period ended February 28, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Market Neutral Fund		Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$990.60	3.83%	$18.90
	Hypothetical	$1,000.00	$1,005.80	3.83%	$19.05

Class B	Actual	$1,000.00	$986.10	4.58%	$22.55
	Hypothetical	$1,000.00	$1,002.08	4.58%	$22.74

Class C	Actual	$1,000.00	$986.10	4.58%	$22.55
	Hypothetical	$1,000.00	$1,002.08	4.58%	$22.74

Class R	Actual	$1,000.00	$989.50	4.08%	$20.13
	Hypothetical	$1,000.00	$1,004.56	4.08%	$20.28

Class Z	Actual	$1,000.00	$991.70	3.58%	$17.68
	Hypothetical	$1,000.00	$1,007.04	3.58%	$17.82

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2014, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison Market Neutral Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the period ended February 28, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses	Net Operating Expenses Excluding Dividend Expense & Broker Fees & Expenses on Short Positions
A	4.40%	3.84%	1.85%
B	5.10	4.59	2.60
C	5.10	4.59	2.60
R	4.85	4.09	2.10
Z	4.10	3.59	1.60

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of February 28, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 90.7%
LONG POSITIONS

COMMON STOCKS

Aerospace & Defense 1.9%
6,346	Boeing Co. (The)(a)	$818,126
1,655	Curtiss-Wright Corp.	112,805

		930,931

Airlines 0.3%
2,668	Spirit Airlines, Inc.*	150,689

Auto Components 0.1%
1,059	Dorman Products, Inc.*	61,020

Automobiles 2.2%
4,434	Tesla Motors, Inc.*(a)	1,085,487

Banks 4.1%
2,125	Bank of the Ozarks, Inc.	134,768
3,644	BankUnited, Inc.	122,001
796	BOK Financial Corp.	51,525
1,831	Columbia Banking System, Inc.	48,009
4,759	East West Bancorp, Inc.	169,849
4,052	First Republic Bank	210,582
14,712	JPMorgan Chase & Co.(a)	835,936
2,426	Pinnacle Financial Partners, Inc.	87,530
1,895	Prosperity Bancshares, Inc.	119,973
866	Signature Bank*	113,385
1,705	Wintrust Financial Corp.	78,907

		1,972,465

Biotechnology 6.9%
2,189	ACADIA Pharmaceuticals, Inc.*	61,949
4,206	Alexion Pharmaceuticals, Inc.*(a)	743,621
3,610	Biogen Idec, Inc.*(a)	1,229,855
10,649	BioMarin Pharmaceutical, Inc.*(a)	862,569
367	Flexion Therapeutics, Inc.*	6,753
5,423	Incyte Corp. Ltd.*(a)	348,482
1,416	KYTHERA Biopharmaceuticals, Inc.*	70,757

		3,323,986

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	13

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Capital Markets 0.7%
653	Artisan Partners Asset Management, Inc. (Class A Stock)	$41,250
1,672	Eaton Vance Corp.	63,268
1,160	Evercore Partners, Inc. (Class A Stock)	64,542
2,198	Waddell & Reed Financial, Inc. (Class A Stock)	153,201

		322,261

Chemicals 1.5%
6,391	Monsanto Co.(a)	703,138

Commercial Services & Supplies 0.4%
2,451	Mobile Mini, Inc.*	110,320
3,176	West Corp.	79,781

		190,101

Construction & Engineering 0.2%
9,126	Great Lakes Dredge & Dock Corp.*	75,381

Diversified Consumer Services 0.1%
2,890	Houghton Mifflin Harcourt Co.*	58,725

Diversified Telecommunication Services 0.4%
1,930	Cogent Communications Group, Inc.	73,996
13,665	Frontier Communications Corp.	66,685
2,094	Lumos Networks Corp.	30,405

		171,086

Electric Utilities 0.2%
977	ITC Holdings Corp.	100,240

Electrical Equipment 0.1%
1,026	Polypore International, Inc.*	35,510

Electronic Equipment, Instruments & Components 2.1%
689	Anixter International, Inc.	73,689
119	FEI Co.	12,215
105,982	Flextronics International Ltd. (Singapore)*(a)	948,539

		1,034,443

Energy Equipment & Services 2.6%
1,104	Dril-Quip, Inc.*	118,746
19,209	Halliburton Co.(a)	1,094,913

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
1,273	Superior Energy Services, Inc.	$37,668

		1,251,327

Food & Staples Retailing 0.3%
1,191	Fresh Market, Inc. (The)*	39,898
831	Susser Holdings Corp.*	50,342
557	United Natural Foods, Inc.*	40,316

		130,556

Food Products 4.9%
6,401	Adecoagro SA (Luxembourg)*	50,184
12,655	Bunge Ltd.(a)	1,007,464
5,107	ConAgra Foods, Inc.(a)	145,039
4,138	Darling International, Inc.*	83,505
1,189	Hain Celestial Group, Inc. (The)*	106,177
29,161	Mondelez International, Inc. (Class A Stock)(a)	992,349

		2,384,718

Health Care Equipment & Supplies 0.2%
857	Novadaq Technologies, Inc. (Canada)*	17,483
1,019	Tandem Diabetes Care, Inc.*	26,239
3,684	TearLab Corp.*	29,656

		73,378

Health Care Providers & Services 3.8%
2,141	Air Methods Corp.*	115,657
2,453	Centene Corp.*	156,207
1,849	Envision Healthcare Holdings, Inc.*	62,237
13,931	Express Scripts Holding Co.*(a)	1,049,144
3,482	Healthways, Inc.*	52,091
2,070	Molina Healthcare, Inc.*	77,998
518	MWI Veterinary Supply, Inc.*	84,392
1,610	Premier, Inc.*	53,854
1,345	Team Health Holdings, Inc.*	60,552
1,487	Universal Health Services, Inc. (Class B Stock)	119,376

		1,831,508

Hotels, Restaurants & Leisure 4.1%
24,988	Carnival Corp.(a)	991,024
1,880	Cheesecake Factory, Inc. (The)	89,338

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	15

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
2,612	Del Frisco’s Restaurant Group, Inc.*	$68,016
499	Extended Stay America, Inc.*	12,714
46,630	International Game Technology(a)	703,647
1,606	Vail Resorts, Inc.	112,934

		1,977,673

Insurance 3.1%
16,752	MetLife, Inc.(a)	848,824
3,505	Protective Life Corp.	182,751
7,413	Symetra Financial Corp.	146,036
3,276	W.R. Berkley Corp.	135,102
303	White Mountains Insurance Group Ltd.	175,607

		1,488,320

Internet & Catalog Retail 4.0%
2,467	Amazon.com, Inc.*(a)	893,301
735	priceline.com, Inc.*	991,397
3,140	Vitacost.com, Inc.*	23,393

		1,908,091

Internet Software & Services 6.5%
4,071	Bankrate, Inc.*	81,949
2,302	Cornerstone OnDemand, Inc.*	134,391
15,749	Facebook, Inc. (Class A Stock)*(a)	1,078,176
881	Google, Inc. (Class A Stock)*	1,070,988
3,809	LinkedIn Corp. (Class A Stock)*(a)	777,188

		3,142,692

IT Services 2.9%
623	Gartner, Inc.*	43,336
1,808	Global Payments, Inc.	127,157
2,292	InterXion Holding NV (Netherlands)*	54,985
12,906	MasterCard, Inc. (Class A Stock)(a)	1,003,054
5,499	Vantiv, Inc. (Class A Stock)*	175,033

		1,403,565

Life Sciences Tools & Services 2.2%
3,083	Bruker Corp.*	70,107
1,670	Fluidigm Corp.*	78,239
646	ICON PLC (Ireland)*	30,259

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
5,197	Illumina, Inc.*(a)	$891,234

		1,069,839

Machinery 1.1%
1,061	CIRCOR International, Inc.	75,925
1,819	Crane Co.	129,913
1,121	IDEX Corp.	84,153
491	RBC Bearings, Inc.*	31,547
2,477	Rexnord Corp.*	74,285
1,471	Terex Corp.	65,504
776	WABCO Holdings, Inc.*	79,501

		540,828

Media 0.3%
3,814	Cinemark Holdings, Inc.	112,208
1,913	Imax Corp. (Canada)*	51,173

		163,381

Metals & Mining 1.8%
2,183	Constellium NV (Netherlands) (Class A Stock)*	60,665
22,977	Goldcorp, Inc. (Canada)(a)	618,771
9,514	McEwen Mining, Inc.*	27,686
2,039	Reliance Steel & Aluminum Co.	141,262

		848,384

Oil, Gas & Consumable Fuels 6.7%
10,403	Anadarko Petroleum Corp.(a)	875,516
1,584	Cheniere Energy Partners LP Holdings LLC	31,284
1,066	Laredo Petroleum Holdings, Inc.*	27,812
14,177	Noble Energy, Inc.(a)	974,811
854	PDC Energy, Inc.*	53,059
3,371	Rosetta Resources, Inc.*	149,571
2,199	SemGroup Corp. (Class A Stock)	148,037
19,684	Suncor Energy, Inc. (Canada)(a)	650,359
1,301	Targa Resources Corp.	125,885
2,129	Western Refining, Inc.	77,602
1,481	Whiting Petroleum Corp.*	101,760

		3,215,696

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	17

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Personal Products 1.8%
51,711	Avon Products, Inc.(a)	$799,969
959	Herbalife Ltd. (Cayman Islands)	63,870

		863,839

Pharmaceuticals 7.1%
3,357	Actavis PLC*(a)	741,293
6,399	Allergan, Inc.(a)	812,673
1,810	Aratana Therapeutics, Inc.*	42,300
4,940	Bayer AG (Germany), ADR(a)	697,627
2,379	Pacira Pharmaceuticals, Inc.*	186,133
255	Revance Therapeutics, Inc.*	6,867
18,988	Teva Pharmaceutical Industries Ltd. (Israel), ADR(a)	947,311

		3,434,204

Professional Services 0.2%
864	Corporate Executive Board Co. (The)	64,610
2,017	Korn/Ferry International*	51,211

		115,821

Real Estate Investment Trusts (REITs) 1.2%
4,096	Capstead Mortgage Corp.	52,798
16,910	Chimera Investment Corp.	53,943
3,549	Colony Financial, Inc.	80,136
98	Douglas Emmett, Inc.	2,639
8,792	Hersha Hospitality Trust	49,411
19,951	MFA Financial, Inc.	156,815
1,841	Pebblebrook Hotel Trust	61,195
1,751	Starwood Property Trust, Inc.	42,059
6,796	Summit Hotel Properties, Inc.	62,795

		561,791

Road & Rail 1.7%
4,725	Canadian Pacific Railway Ltd. (Canada)(a)	741,825
329	Genesee & Wyoming, Inc. (Class A Stock)*	32,545
1,365	Heartland Express, Inc.	27,819
1,830	Roadrunner Transportation Systems, Inc.*	43,023

		845,212

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 3.0%
50,732	Applied Materials, Inc.(a)	$961,879
710	ATMI, Inc.*	24,147
3,704	Cavium, Inc.*	156,050
888	Hittite Microwave Corp.	52,374
2,802	Power Integrations, Inc.	165,682
2,936	Semtech Corp.*	73,253

		1,433,385

Software 2.7%
1,805	BroadSoft, Inc.*	54,168
742	CommVault Systems, Inc.*	51,109
2,947	Fortinet, Inc.*	68,223
2,166	QLIK Technologies, Inc.*	66,063
15,320	Salesforce.com, Inc.*(a)	955,509
2,513	SolarWinds, Inc.*	116,050
49	Varonis Systems, Inc.*	2,156

		1,313,278

Specialty Retail 1.0%
4,243	Chico’s FAS, Inc.	70,137
2,901	DSW, Inc. (Class A Stock)	111,630
2,317	Express, Inc.*	42,378
2,885	Mattress Firm Holding Corp.*	125,757
3,816	Pier 1 Imports, Inc.	72,199
478	Restoration Hardware Holdings, Inc.*	32,370
1,365	Urban Outfitters, Inc.*	51,106

		505,577

Technology Hardware, Storage & Peripherals 1.3%
1,227	Apple, Inc.(a)	645,696

Textiles, Apparel & Luxury Goods 4.7%
1,210	Deckers Outdoor Corp.*	89,963
10,435	Kate Spade & Co.*	357,086
9,114	Michael Kors Holdings Ltd.*(a)	893,445
12,052	NIKE, Inc. (Class B Stock)(a)	943,672

		2,284,166

Thrifts & Mortgage Finance
291	WSFS Financial Corp.	20,745

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	19

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.3%
22,456	NII Holdings, Inc.*(a)	$25,825
1,084	SBA Communications Corp. (Class A Stock)*	103,164

		128,989
	TOTAL LONG-TERM INVESTMENTS (cost $31,021,284)	43,798,122

SHORT-TERM INVESTMENT 12.8%

AFFILIATED MONEY MARKET MUTUAL FUND
6,161,186	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $6,161,186)(Note 3)(b)	6,161,186

	TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT 103.5% (cost $37,182,470; Note 5)	49,959,308

SECURITIES SOLD SHORT (89.7)%

COMMON STOCKS (58.9)%

Auto Components (0.4)%
5,040	Allison Transmission Holdings, Inc.	(150,091)
2,555	Dana Holding Corp.	(55,393)

		(205,484)

Banks (2.0)%
26,820	Bank of America Corp.	(443,335)
35,765	First Horizon National Corp.	(428,107)
4,859	State Bank Financial Corp.	(82,700)

		(954,142)

Beverages (3.1)%
335	Beam, Inc.	(27,792)
2,448	Brown-Forman Corp. (Class B Stock)	(205,142)
18,905	Coca-Cola Co. (The)	(722,171)
6,964	PepsiCo, Inc.	(557,607)

		(1,512,712)

Biotechnology (0.1)%
157	Cepheid, Inc.*	(8,425)
157	Medivation, Inc.*	(11,290)
125	Pharmacyclics, Inc.*	(17,332)

		(37,047)

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Building Products (0.5)%
1,609	Masco Corp.	$(37,570)
2,874	Owens Corning*	(131,514)
2,228	USG Corp.*	(78,716)

		(247,800)

Capital Markets (1.2)%
1,352	Affiliated Managers Group, Inc.*	(254,244)
7,345	Lazard Ltd. (Class A Stock)	(330,451)

		(584,695)

Chemicals (1.5)%
313	CF Industries Holdings, Inc.	(78,532)
1,826	Rockwood Holdings, Inc.	(144,035)
2,447	Sherwin-Williams Co. (The)	(490,574)

		(713,141)

Commercial Services & Supplies (0.3)%
242	Copart, Inc.*	(8,816)
4,075	Covanta Holding Corp.	(73,350)
562	Steelcase, Inc. (Class A Stock)	(8,357)
1,318	Tetra Tech, Inc.*	(38,064)

		(128,587)

Communications Equipment (1.6)%
1,917	Aruba Networks, Inc.*	(39,318)
7,795	Juniper Networks, Inc.*	(208,438)
139	Palo Alto Networks, Inc.*	(9,890)
3,862	Polycom, Inc.*	(51,596)
6,391	QUALCOMM, Inc.	(481,179)

		(790,421)

Construction Materials (1.4)%
1,861	Eagle Materials, Inc.	(164,512)
3,900	Martin Marietta Materials, Inc.	(475,722)
617	Vulcan Materials Co.	(41,913)

		(682,147)

Consumer Finance
97	American Express Co.	(8,854)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	21

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (0.3)%
536	CME Group, Inc.	$(39,568)
109	McGraw-Hill Financial, Inc.	(8,683)
1,755	MSCI, Inc.*	(76,711)

		(124,962)

Diversified Telecommunication Services (0.2)%
2,397	Cincinnati Bell, Inc.*	(8,030)
2,031	Level 3 Communications, Inc.*	(74,781)

		(82,811)

Electric Utilities (2.3)%
14,037	FirstEnergy Corp.	(432,059)
437	NextEra Energy, Inc.	(39,937)
6,653	Pepco Holdings, Inc.	(135,655)
11,863	Southern Co. (The)	(502,398)

		(1,110,049)

Electrical Equipment (1.1)%
7,782	Emerson Electric Co.	(507,853)

Electronic Equipment, Instruments & Components (0.7)%
962	National Instruments Corp.	(27,869)
8,276	Trimble Navigation Ltd.*	(315,730)

		(343,599)

Energy Equipment & Services (0.3)%
917	Baker Hughes, Inc.	(58,028)
2,863	Helix Energy Solutions Group, Inc.*	(67,681)

		(125,709)

Food Products (0.5)%
2,393	Hershey Co. (The)	(253,227)
142	Kellogg Co.	(8,618)

		(261,845)

Health Care Equipment & Supplies (1.2)%
77	Becton Dickinson & Co.	(8,872)
11,122	Hologic, Inc.*	(242,237)
229	Intuitive Surgical, Inc.*	(101,866)

See Notes to Financial Statements.

22

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
3,116	Stryker Corp.	$(250,028)

		(603,003)

Health Care Providers & Services (1.4)%
826	Brookdale Senior Living, Inc.*	(27,704)
6,807	Cardinal Health, Inc.	(486,905)
3,426	Tenet Healthcare Corp.*	(151,155)

		(665,764)

Health Care Technology (0.1)%
992	HMS Holdings Corp.*	(20,296)
510	MedAssets, Inc.*	(12,388)

		(32,684)

Hotels, Restaurants & Leisure (1.9)%
17,245	Burger King Worldwide, Inc.	(458,372)
168	Marriott International, Inc. (Class A Stock)	(9,111)
707	McDonald’s Corp.	(67,271)
167	Royal Caribbean Cruises Ltd.	(8,839)
117	Wyndham Worldwide Corp.	(8,527)
4,910	Yum! Brands, Inc.	(363,733)

		(915,853)

Household Durables (0.9)%
11,486	Toll Brothers, Inc.*	(448,069)

Household Products (2.9)%
8,709	Colgate-Palmolive Co.	(547,186)
11,103	Procter & Gamble Co. (The)	(873,362)

		(1,420,548)

Industrial Conglomerates (1.1)%
20,187	General Electric Co.	(514,163)

Insurance (1.7)%
11,528	Hartford Financial Services Group, Inc. (The)	(405,671)
9,938	Loews Corp.	(432,104)

		(837,775)

Internet & Catalog Retail (1.1)%
6,604	Expedia, Inc.	(518,612)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	23

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services (1.3)%
2,851	Akamai Technologies, Inc.*	$(174,282)
2,193	Equinix, Inc.*	(416,582)
1,011	Travelzoo, Inc.*	(23,880)

		(614,744)

IT Services (2.5)%
3,325	Cognizant Technology Solutions Corp. (Class A Stock)*	(346,000)
4,508	International Business Machines Corp.	(834,746)
1,541	VeriFone Systems, Inc.*	(44,612)

		(1,225,358)

Life Sciences Tools & Services (0.2)%
65	Bio-Rad Laboratories, Inc.*	(8,432)
4,734	QIAGEN NV (Netherlands)*	(105,331)

		(113,763)

Machinery
114	EnPro Industries, Inc.*	(8,166)

Media (0.7)%
6,406	Sirius XM Holdings, Inc.*	(23,125)
9,361	Thomson Reuters Corp.	(321,457)

		(344,582)

Metals & Mining (0.8)%
1,697	Newmont Mining Corp.	(39,472)
1,473	Royal Gold, Inc.	(101,210)
10,347	Tahoe Resources, Inc.*	(242,327)

		(383,009)

Multi-Utilities (1.1)%
2,693	Dominion Resources, Inc.	(186,894)
8,366	PG&E Corp.	(368,606)

		(555,500)

Oil, Gas & Consumable Fuels (5.3)%
4,364	Cabot Oil & Gas Corp.	(152,740)
5,298	CONSOL Energy, Inc.	(212,450)
4,794	Devon Energy Corp.	(308,829)
1,465	EQT Corp.	(149,855)

See Notes to Financial Statements.

24

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
90	Exxon Mobil Corp.	$(8,664)
13,567	Kinder Morgan, Inc.	(432,109)
5,150	Range Resources Corp.	(443,158)
10,921	Southwestern Energy Co.*	(451,474)
10,272	Spectra Energy Corp.	(382,940)

		(2,542,219)

Paper & Forest Products (0.4)%
1,658	Domtar Corp.	(183,673)

Pharmaceuticals (3.0)%
960	Eli Lilly & Co.	(57,225)
3,070	Hospira, Inc.*	(132,870)
4,333	Johnson & Johnson	(399,156)
27,524	Pfizer, Inc.	(883,796)

		(1,473,047)

Professional Services (0.8)%
3,478	Advisory Board Co. (The)*	(222,870)
3,078	Nielsen Holdings NV	(145,713)
521	Verisk Analytics, Inc.*	(33,195)

		(401,778)

Real Estate Investment Trusts (REITs) (3.1)%
1,143	AvalonBay Communities, Inc.	(147,413)
5,876	Equity Residential	(343,570)
1,164	General Growth Properties, Inc.	(25,631)
1,465	Health Care REIT, Inc.	(86,054)
733	Prologis, Inc.	(30,192)
3,322	Simon Property Group, Inc.	(535,806)
5,582	Ventas, Inc.	(348,484)

		(1,517,150)

Semiconductors & Semiconductor Equipment (2.3)%
8,157	Altera Corp.	(296,181)
18,176	Atmel Corp.*	(146,498)
15,121	Broadcom Corp. (Class A Stock)	(449,396)
353	Microsemi Corp.*	(8,140)
1,751	ON Semiconductor Corp.*	(16,354)
9,710	RF Micro Devices, Inc.*	(68,747)

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	25

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
2,007	Silicon Laboratories, Inc.*	$(104,304)

		(1,089,620)

Software (3.3)%
4,975	Autodesk, Inc.*	(260,988)
153	Citrix Systems, Inc.*	(9,188)
1,084	Digimarc Corp.	(31,848)
4,741	Informatica Corp.*	(197,036)
366	NetSuite, Inc.*	(42,123)
4,772	Nuance Communications, Inc.*	(72,964)
18,608	Oracle Corp.	(727,759)
1,241	Rovi Corp.*	(30,826)
764	Solera Holdings, Inc.	(52,273)
7,011	TIBCO Software, Inc.*	(152,770)
257	Verint Systems, Inc.*	(12,030)

		(1,589,805)

Specialty Retail (1.0)%
9,220	Lowe’s Cos., Inc.	(461,277)

Technology Hardware, Storage & Peripherals (0.2)%
1,906	NetApp, Inc.	(77,021)

Thrifts & Mortgage Finance (0.9)%
1,376	Beneficial Mutual Bancorp, Inc.*	(16,567)
36,286	TFS Financial Corp.*	(428,901)

		(445,468)

Tobacco (1.2)%
7,120	Philip Morris International, Inc.	(576,079)

Trading Companies & Distributors (0.8)%
6,233	Fastenal Co.	(294,135)
968	MSC Industrial Direct Co., Inc.	(83,568)

		(377,703)

Wireless Telecommunication Services (0.2)%
1,765	Sprint Corp.*	(15,426)
2,093	United States Cellular Corp.	(75,536)

		(90,962)

	TOTAL COMMON STOCKS (proceeds received $26,940,333)	(28,449,253)

See Notes to Financial Statements.

26

Shares	Description	Value (Note 1)

EXCHANGE TRADED FUNDS (30.8)%
33,006	Consumer Discretionary Select Sector SPDR Fund	$(2,206,121)
11,023	Energy Select Sector SPDR Fund	(966,166)
98,456	Financial Select Sector SPDR Fund	(2,136,495)
37,053	Health Care Select Sector SPDR Fund	(2,202,430)
41,445	Industrial Select Sector SPDR Fund	(2,157,627)
2,984	iShares Nasdaq Biotechnology ETF	(789,029)
11,637	SPDR S&P 500 ETF Trust	(2,167,973)
61,336	Technology Select Sector SPDR Fund	(2,229,564)

	TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (proceeds received $13,153,927)	(14,855,405)

	TOTAL SECURITIES SOLD SHORT (proceeds received $40,094,260)	(43,304,658)

	TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT 13.8% (proceeds $(2,911,790); Note 5)	6,654,650
	Other assets in excess of liabilities 86.2%	41,638,760

	NET ASSETS 100.0%	$48,293,410

The following abbreviations are used in the Fund descriptions:

ADR—American Depositary Receipt

ETF—Exchange Traded Fund

NASDAQ—National Association of Securities Dealers Automated Quotations

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.
(a)	All or a portion of the security is segregated as collateral in connection with the short positions carried by the Fund.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	27

Portfolio of Investments

as of February 28, 2014 continued

The following is a summary of the inputs used as of February 28, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Long Positions
Common Stocks
Aerospace & Defense	$930,931	$—	$—
Airlines	150,689	—	—
Auto Components	61,020	—	—
Automobiles	1,085,487	—	—
Banks	1,972,465	—	—
Biotechnology	3,323,986	—	—
Capital Markets	322,261	—	—
Chemicals	703,138	—	—
Commercial Services & Supplies	190,101	—	—
Construction & Engineering	75,381	—	—
Diversified Consumer Services	58,725	—	—
Diversified Telecommunication Services	171,086	—	—
Electric Utilities	100,240	—	—
Electrical Equipment	35,510	—	—
Electronic Equipment, Instruments & Components	1,034,443	—	—
Energy Equipment & Services	1,251,327	—	—
Food & Staples Retailing	130,556	—	—
Food Products	2,384,718	—	—
Health Care Equipment & Supplies	73,378	—	—
Health Care Providers & Services	1,831,508	—	—
Hotels, Restaurants & Leisure	1,977,673	—	—
Insurance	1,488,320	—	—
Internet & Catalog Retail	1,908,091	—	—
Internet Software & Services	3,142,692	—	—
IT Services	1,403,565	—	—
Life Sciences Tools & Services	1,069,839	—	—
Machinery	540,828	—	—
Media	163,381	—	—
Metals & Mining	848,384	—	—
Oil, Gas & Consumable Fuels	3,215,696	—	—
Personal Products	863,839	—	—
Pharmaceuticals	3,434,204	—	—
Professional Services	115,821	—	—
Real Estate Investment Trusts (REITs)	561,791	—	—
Road & Rail	845,212	—	—
Semiconductors & Semiconductor Equipment	1,433,385	—	—

See Notes to Financial Statements.

28

	Level 1	Level 2	Level 3
Common Stocks (continued):
Software	$1,313,278	$—	$—
Specialty Retail	505,577	—	—
Technology Hardware, Storage & Peripherals	645,696	—	—
Textiles, Apparel & Luxury Goods	2,284,166	—	—
Thrifts & Mortgage Finance	20,745	—	—
Wireless Telecommunication Services	128,989	—	—
Affiliated Money Market Mutual Fund	6,161,186	—	—
Securities Sold Short
Common Stocks
Auto Components	(205,484)	—	—
Banks	(954,142)	—	—
Beverages	(1,512,712)	—	—
Biotechnology	(37,047)	—	—
Building Products	(247,800)	—	—
Capital Markets	(584,695)	—	—
Chemicals	(713,141)	—	—
Commercial Services & Supplies	(128,587)	—	—
Communications Equipment	(790,421)	—	—
Construction Materials	(682,147)	—	—
Consumer Finance	(8,854)	—	—
Diversified Financial Services	(124,962)	—	—
Diversified Telecommunication Services	(82,811)	—	—
Electric Utilities	(1,110,049)	—	—
Electrical Equipment	(507,853)	—	—
Electronic Equipment, Instruments & Components	(343,599)	—	—
Energy Equipment & Services	(125,709)	—	—
Food Products	(261,845)	—	—
Health Care Equipment & Supplies	(603,003)	—	—
Health Care Providers & Services	(665,764)	—	—
Health Care Technology	(32,684)	—	—
Hotels, Restaurants & Leisure	(915,853)	—	—
Household Durables	(448,069)	—	—
Household Products	(1,420,548)	—	—
Industrial Conglomerates	(514,163)	—	—
Insurance	(837,775)	—	—
Internet & Catalog Retail	(518,612)	—	—
Internet Software & Services	(614,744)	—	—
IT Services	(1,225,358)	—	—
Life Sciences Tools & Services	(113,763)	—	—
Machinery	(8,166)	—	—
Media	(344,582)	—	—
Metals & Mining	(383,009)	—	—

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	29

Portfolio of Investments

as of February 28, 2014 continued

	Level 1	Level 2	Level 3
Common Stocks (continued):
Multi-Utilities	$(555,500)	$—	$—
Oil, Gas & Consumable Fuels	(2,542,219)	—	—
Paper & Forest Products	(183,673)	—	—
Pharmaceuticals	(1,473,047)	—	—
Professional Services	(401,778)	—	—
Real Estate Investment Trusts (REITs)	(1,517,150)	—	—
Semiconductors & Semiconductor Equipment	(1,089,620)	—	—
Software	(1,589,805)	—	—
Specialty Retail	(461,277)	—	—
Technology Hardware, Storage & Peripherals	(77,021)	—	—
Thrifts & Mortgage Finance	(445,468)	—	—
Tobacco	(576,079)	—	—
Trading Companies & Distributors	(377,703)	—	—
Wireless Telecommunication Services	(90,962)	—	—
Exchange Traded Funds	(14,855,405)	—	—

Total	$6,654,650	$—	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2014 was as follows:

Affiliated Money Market Mutual Fund	12.8%
Pharmaceuticals	7.1
Biotechnology	6.9
Oil, Gas & Consumable Fuels	6.7
Internet Software & Services	6.5
Food Products	4.9
Textiles, Apparel & Luxury Goods	4.7
Hotels, Restaurants & Leisure	4.1
Banks	4.1
Internet & Catalog Retail	4.0
Health Care Providers & Services	3.8
Insurance	3.1
Semiconductors & Semiconductor Equipment	3.0
IT Services	2.9
Software	2.7
Energy Equipment & Services	2.6
Automobiles	2.2
Life Sciences Tools & Services	2.2
Electronic Equipment, Instruments & Components	2.1
Aerospace & Defense	1.9
Personal Products	1.8
Metals & Mining	1.8
Road & Rail	1.7%
Chemicals	1.5
Technology Hardware, Storage & Peripherals	1.3
Real Estate Investment Trusts (REITs)	1.2
Machinery	1.1
Specialty Retail	1.0
Capital Markets	0.7
Commercial Services & Supplies	0.4
Diversified Telecommunication Services	0.4
Media	0.3
Airlines	0.3
Food & Staples Retailing	0.3
Wireless Telecommunication Services	0.3
Professional Services	0.2
Electric Utilities	0.2
Construction & Engineering	0.2
Health Care Equipment & Supplies	0.2
Auto Components	0.1
Diversified Consumer Services	0.1
Electrical Equipment	0.1
Health Care Technology	(0.1)
Biotechnology	(0.1)
Technology Hardware, Storage & Peripherals	(0.2)

See Notes to Financial Statements.

30

Industry (cont’d.)
Diversified Telecommunication Services	(0.2)%
Wireless Telecommunication Services	(0.2)
Life Sciences Tools & Services	(0.2)
Diversified Financial Services	(0.3)
Energy Equipment & Services	(0.3)
Commercial Services & Supplies	(0.3)
Paper & Forest Products	(0.4)
Auto Components	(0.4)
Building Products	(0.5)
Food Products	(0.5)
Electronic Equipment, Instruments & Components	(0.7)
Media	(0.7)
Trading Companies & Distributors	(0.8)
Metals & Mining	(0.8)
Professional Services	(0.8)
Thrifts & Mortgage Finance	(0.9)
Household Durables	(0.9)
Specialty Retail	(1.0)
Electrical Equipment	(1.1)
Industrial Conglomerates	(1.1)
Internet & Catalog Retail	(1.1)
Multi-Utilities	(1.1)
Tobacco	(1.2)
Capital Markets	(1.2)%
Health Care Equipment & Supplies	(1.2)
Internet Software & Services	(1.3)
Health Care Providers & Services	(1.4)
Construction Materials	(1.4)
Chemicals	(1.5)
Communications Equipment	(1.6)
Insurance	(1.7)
Hotels, Restaurants & Leisure	(1.9)
Banks	(2.0)
Semiconductors & Semiconductor Equipment	(2.3)
Electric Utilities	(2.3)
IT Services	(2.5)
Household Products	(2.9)
Pharmaceuticals	(3.0)
Beverages	(3.1)
Real Estate Investment Trusts (REITs)	(3.1)
Software	(3.3)
Oil, Gas & Consumable Fuels	(5.3)
Exchange Traded Funds	(30.8)

13.8
Other assets in excess of liabilities	86.2

100.0%

The Fund invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Liabilities:
Securities sold short	$(43,304,658)	$—	$—	$(43,304,658)
Collateral Amounts Pledged/(Received):
Securities sold short				$43,304,658

Net Amount				$—

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	31

Statement of Assets & Liabilities

as of February 28, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $31,021,284)	$43,798,122
Affiliated Investments (cost $6,161,186)	6,161,186
Cash	15,006
Deposit with broker for securities sold short	41,691,444
Receivable for investments sold	480,601
Dividends receivable	43,874
Receivable for Fund shares sold	11,418
Foreign tax reclaim receivable	1,723
Prepaid expenses	462

Total assets	92,203,836

Liabilities
Securities sold short, at value (proceeds $40,094,260)	43,304,658
Payable for investments purchased	357,218
Accrued expenses	113,019
Payable for Fund shares reacquired	58,517
Dividends payable on securities sold short	51,028
Management fee payable	14,798
Distribution fee payable	7,104
Payable to prime broker	3,565
Affiliated transfer agent fee payable	519

Total liabilities	43,910,426

Net Assets	$48,293,410

Net assets were comprised of:
Shares of beneficial interest, at par	$5,076
Paid-in capital in excess of par	45,217,162

45,222,238
Accumulated net investment loss	(168,081)
Accumulated net realized loss on investment and foreign currency transactions	(6,327,187)
Net unrealized appreciation on investments and foreign currencies	9,566,440

Net assets, February 28, 2014	$48,293,410

See Notes to Financial Statements.

32

Class A
Net asset value and redemption price per share ($5,644,157 ÷ 594,326 shares of beneficial interest issued and outstanding)	$9.50
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price to public	$10.05

Class B
Net asset value, offering price and redemption price per share
($1,986,768 ÷ 215,385 shares of beneficial interest issued and outstanding)	$9.22

Class C
Net asset value, offering price and redemption price per share
($5,832,115 ÷ 632,338 shares of beneficial interest issued and outstanding)	$9.22

Class R
Net asset value, offering price and redemption price per share
($7,505 ÷ 795 shares of beneficial interest issued and outstanding)	$9.44

Class Z
Net asset value, offering price and redemption price per share
($34,822,865 ÷ 3,632,903 shares of beneficial interest issued and outstanding)	$9.59

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	33

Statement of Operations

Year Ended February 28, 2014

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $9,646)	$617,719
Affiliated dividend income	9,972

Total income	627,691

Expenses
Management fee	798,000
Distribution fee—Class A	24,238
Distribution fee—Class B	19,129
Distribution fee—Class C	65,377
Distribution fee—Class R	53
Dividends on securities sold short	935,481
Broker fees and expenses on short sales	122,614
Registration fees	95,000
Custodian’s fees and expenses	70,000
Transfer agent’s fees and expenses (including affiliated expense of $3,500)	53,000
Audit fee	30,000
Shareholders’ reports	28,000
Legal fees and expenses	21,000
Trustees’ fees	12,000
Insurance expenses	1,000
Miscellaneous	13,847

Total expenses	2,288,739
Management fee waiver and/or expense reimbursement	(270,590)
Distribution fee waiver—Class A	(4,040)
Distribution fee waiver—Class R	(18)

Net expenses	2,014,091

Net investment loss	(1,386,400)

Realized and Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	11,085,227
Short sale transactions	(10,081,349)
Foreign currency transactions	(2,056)

1,001,822

Net change in unrealized appreciation (depreciation) on:
Investments	1,685,412
Short sales	(379,950)

1,305,462

Net gain on investment and foreign currency transactions	2,307,284

Net Increase In Net Assets Resulting From Operations	$920,884

See Notes to Financial Statements.

34

Statement of Changes in Net Assets

	Year Ended February 28,
	2014	2013
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,386,400)	$(2,030,108)
Net realized gain on investment and foreign currency transactions	1,001,822	1,409,923
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,305,462	(3,644,259)

Net increase (decrease) in net assets resulting from operations	920,884	(4,264,444)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	18,097,157	23,554,819
Cost of shares reacquired	(28,800,933)	(50,848,336)

Net decrease in net assets from Fund share transactions	(10,703,776)	(27,293,517)

Total decrease	(9,782,892)	(31,557,961)

Net Assets:
Beginning of year	58,076,302	89,634,263

End of year	$48,293,410	$58,076,302

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	35

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of four funds: Prudential Jennison Market Neutral Fund (the “Fund”), Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Market Neutral Fund. The Fund commenced investment operations on April 23, 2010. The financial statements of the Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund and Prudential Real Assets Fund are not presented herein.

The investment objective of the Fund is long-term capital appreciation while preserving capital by using strategies designed to produce returns that have a low correlation to U.S. equity markets.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

36

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Market Neutral Fund	37

Notes to Financial Statements

continued

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses

38

realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized at all times by cash deposits with the prime broker and securities held in a segregated account at the custodian. The short stock rebate, when in excess of expenses is included in the Statement of Operations and represents the net income earned on short sale proceeds held on deposit with the prime broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. Dividends declared on short positions are recorded on the ex-dividend date as an expense on the Statement of Operations and included in the expense ratio in the Financial Highlights. Liability for securities sold short is reported at market value on the Statement of Assets and Liabilities. The Fund records a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund records a gain if the price of the security declines between those dates. Short selling involves the off-balance sheet risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Prudential Jennison Market Neutral Fund	39

Notes to Financial Statements

continued

Master Netting Arrangements: The Fund may be subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

40

its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Fund. PI pays for the services of the Subadviser, compensation of officers of the Fund, occupancy and certain clerical and administrative expenses of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1.50% of the Fund’s average daily net assets.

PI has contractually agreed until June 30, 2014 to waive a portion of their management fee and/or reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, dividend expenses related to short sales, taxes, interest, brokerage commissions and certain extraordinary expenses) of each class of shares to 1.60% of the Fund’s daily average net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such expenses to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

Prudential Jennison Market Neutral Fund	41

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $22,440 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2014, it received $4,326 and $324 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2014, were $39,249,612 and $63,149,221, respectively. Portfolio securities short sales and purchases to cover were $160,355,662 and $182,209,941, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized loss on investment and foreign currency

42

transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended February 28, 2014, the adjustments were to decrease accumulated net investment loss by $1,455,588, decrease accumulated net realized loss on investment and foreign currency transactions by $25,923 and decrease paid-in capital in excess of par by $1,481,511 due to difference in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, securities sold short, net operating loss and other book to tax adjustment. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by these changes.

There were no distributions paid during the fiscal years ended February 28, 2014 and February 28, 2013.

As of February 28, 2014, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$39,930,320	$14,286,182	$(4,257,194)	$10,028,988	$(3,210,398)	$6,818,590

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other tax adjustments. Other cost basis adjustments are primarily attributable to securities sold short.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after March 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before February 29, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund utilized approximately $415,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 28, 2014. No capital gains distributions are expected to be paid to shareholders until net gains have been

Prudential Jennison Market Neutral Fund	43

Notes to Financial Statements

continued

realized in excess of such losses. As of February 28, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$767,000

Pre-Enactment Losses:
Expiring 2019	$315,000

The Fund elected to treat post-October capital losses of approximately $2,492,000 and certain late-year ordinary income losses of approximately $174,000 as having been incurred in the following fiscal year (February 28, 2015).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

44

At February 28, 2014, 103 shares of Class R were owned by Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2014:
Shares sold	385,193	$3,662,068
Shares reacquired	(978,984)	(9,208,613)

Net increase (decrease) in shares outstanding before conversion	(593,791)	(5,546,545)
Shares issued upon conversion from Class B and Class Z	18,781	174,938
Shares reacquired upon conversion into Class Z	(10,188)	(97,687)

Net increase (decrease) in shares outstanding	(585,198)	$(5,469,294)

Year ended February 28, 2013:
Shares sold	394,682	$3,730,867
Shares reacquired	(1,288,714)	(12,282,786)

Net increase (decrease) in shares outstanding before conversion	(894,032)	(8,551,919)
Shares issued upon conversion from Class B and Class Z	19,984	191,480
Shares reacquired upon conversion into Class Z	(8,240)	(77,960)

Net increase (decrease) in shares outstanding	(882,288)	$(8,438,399)

Class B
Year ended February 28, 2014:
Shares sold	62,446	$572,239
Shares reacquired	(34,985)	(320,427)

Net increase (decrease) in shares outstanding before conversion	27,461	251,812
Shares reacquired upon conversion into Class A	(3,054)	(28,179)

Net increase (decrease) in shares outstanding	24,407	$223,633

Year ended February 28, 2013:
Shares sold	35,839	$333,901
Shares reacquired	(82,347)	(764,124)

Net increase (decrease) in shares outstanding before conversion	(46,508)	(430,223)
Shares reacquired upon conversion into Class A	(2,151)	(19,953)

Net increase (decrease) in shares outstanding	(48,659)	$(450,176)

Prudential Jennison Market Neutral Fund	45

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended February 28, 2014:
Shares sold	217,606	$2,009,398
Shares reacquired	(453,718)	(4,148,027)

Net increase (decrease) in shares outstanding before conversion	(236,112)	(2,138,629)
Shares reacquired upon conversion into Class Z	(3,112)	(28,741)

Net increase (decrease) in shares outstanding	(239,224)	$(2,167,370)

Year ended February 28, 2013:
Shares sold	143,547	$1,339,160
Shares reacquired	(950,825)	(8,824,151)

Net increase (decrease) in shares outstanding before conversion	(807,278)	(7,484,991)
Shares reacquired upon conversion into Class Z	(40,693)	(371,934)

Net increase (decrease) in shares outstanding	(847,971)	$(7,856,925)

Class R
Year ended February 28, 2014
Shares sold	699	$6,472
Shares reacquired	(7)	(56)

Net increase (decrease) in shares outstanding	692	$6,416

Year ended February 28, 2013:
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Class Z
Year ended February 28, 2014:
Shares sold	1,244,060	$11,846,980
Shares reacquired	(1,595,957)	(15,123,810)

Net increase (decrease) in shares outstanding before conversion	(351,897)	(3,276,830)
Shares issued upon conversion from Class A and Class C	13,117	126,428
Shares reacquired upon conversion into Class A	(15,698)	(146,759)

Net increase (decrease) in shares outstanding	(354,478)	$(3,297,161)

Year ended February 28, 2013: Shares sold	1,902,091	$18,150,891
Shares reacquired	(3,038,667)	(28,977,275)

Net increase (decrease) in shares outstanding before conversion	(1,136,576)	(10,826,384)
Shares issued upon conversion from Class A and Class C	47,920	449,894
Shares reacquired upon conversion into Class A	(17,777)	(171,527)

Net increase (decrease) in shares outstanding	(1,106,433)	$(10,548,017)

46

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 5, 2013, the Fund had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 28, 2014.

Prudential Jennison Market Neutral Fund	47

Financial Highlights

Class A Shares
	Year Ended February 28/29,			April 23, 2010(a) through February 28,
	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.32	$9.84	$9.71	$10.00
Income (loss) from investment operations:
Net investment loss	(.25)	(.27)	(.27)	(.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.25)	.40	(.07)
Total from investment operations	.18	(.52)	.13	(.29)
Net asset value, end of period	$9.50	$9.32	$9.84	$9.71
Total Return(c):	1.93%	(5.28)%	1.34%	(2.90)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,644	$10,988	$20,287	$38,979
Average net assets (000)	$8,079	$13,871	$28,703	$25,708
Ratios to average net assets(d)(g):
Expenses after advisory fee waiver and/or expense reimbursement	3.84%	4.05%	3.76%	3.58%	(e)
Expenses before advisory fee waiver and/or expense reimbursement	4.40%	4.43%	4.07%	3.97%	(e)
Net investment loss	(2.64)%	(2.84)%	(2.81)%	(2.62)%	(e)
Portfolio turnover rate	235%	210%	236%	236%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) The expense ratio includes dividend expense and broker fees and expenses on short sales of 1.99%, 2.20%, 1.91% and 1.73%, respectively, for the years ended February 28, 2014, February 28, 2013, February 29, 2012 and period ended February 28, 2011.

See Notes to Financial Statements.

48

Class B Shares
	Year Ended February 28/29,			April 23, 2010(a) through February 28,
	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.12	$9.70	$9.65	$10.00
Income (loss) from investment operations:
Net investment loss	(.31)	(.34)	(.35)	(.28)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.24)	.40	(.07)
Total from investment operations	.10	(.58)	.05	(.35)
Net asset value, end of period	$9.22	$9.12	$9.70	$9.65
Total Return(c):	1.10%	(5.98)%	.52%	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,987	$1,741	$2,325	$2,051
Average net assets (000)	$1,913	$1,983	$2,272	$1,190
Ratios to average net assets(d)(g):
Expenses after advisory fee waiver and/or expense reimbursement	4.59%	4.80%	4.51%	4.33%	(e)
Expenses before advisory fee waiver and/or expense reimbursement	5.10%	5.13%	4.77%	4.67%	(e)
Net investment loss	(3.40)%	(3.61)%	(3.56)%	(3.37)%	(e)
Portfolio turnover rate	235%	210%	236%	236%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) The expense ratio includes dividend expense and broker fees and expenses on short sales of 1.99%, 2.20%, 1.91% and 1.73%, respectively, for the years ended February 28, 2014, February 28, 2013, February 29, 2012 and period ended February 28, 2011.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	49

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,			April 23, 2010(a) through February 28,
	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.12	$9.70	$9.65	$10.00
Income (loss) from investment operations:
Net investment loss	(.31)	(.34)	(.35)	(.28)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	(.24)	.40	(.07)
Total from investment operations	.10	(.58)	.05	(.35)
Net asset value, end of period	$9.22	$9.12	$9.70	$9.65
Total Return(c):	1.10%	(5.98)%	.52%	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,832	$7,945	$16,681	$20,024
Average net assets (000)	$6,538	$12,452	$19,278	$11,469
Ratios to average net assets(d)(g):
Expenses after advisory fee waiver and/or expense reimbursement	4.59%	4.80%	4.51%	4.33%	(e)
Expenses before advisory fee waiver and/or expense reimbursement	5.10%	5.13%	4.77%	4.67%	(e)
Net investment loss	(3.41)%	(3.59)%	(3.56)%	(3.37)%	(e)
Portfolio turnover rate	235%	210%	236%	236%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) The expense ratio includes dividend expense and broker fees and expenses on short sales of 1.99%, 2.20%, 1.91% and 1.73%, respectively, for the years ended February 28, 2014, February 28, 2013, February 29, 2012 and period ended February 28, 2011.

See Notes to Financial Statements.

50

Class R Shares
	Year Ended February 28,		May 2, 2011(a) through February 29,
	2014	2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.28	$9.83	$9.74
Income (loss) from investment operations:
Net investment loss	(.27)	(.29)	(.25)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	(.26)	.34
Total from investment operations	.16	(.55)	.09
Net asset value, end of period	$9.44	$9.28	$9.83
Total Return(c):	1.72%	(5.60)%	.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7	$1	$1
Average net assets (000)	$7	$1	$1
Ratios to average net assets(d)(g):
Expenses after advisory fee waiver and/or expense reimbursement	4.09%	4.30%	4.01%	(e)
Expenses before advisory fee waiver and/or expense reimbursement	4.85%	4.88%	4.52%	(e)
Net investment loss	(2.84)%	(3.09)%	(3.05)%	(e)
Portfolio turnover rate	235%	210%	236%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) The expense ratio includes dividend expense and broker fees and expenses on short sales of 1.99%, 2.20% and 1.91%, respectively, for the years ended February 28, 2014 and February 28, 2013 and period ended February 29, 2012.

See Notes to Financial Statements.

Prudential Jennison Market Neutral Fund	51

Financial Highlights

continued

Class Z Shares
	Year Ended February 28/29,			April 23, 2010(a) through February 28,
	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.38	$9.88	$9.73	$10.00
Income (loss) from investment operations:
Net investment loss	(.23)	(.25)	(.25)	(.20)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	(.25)	.40	(.07)
Total from investment operations	.21	(.50)	.15	(.27)
Net asset value, end of period	$9.59	$9.38	$9.88	$9.73
Total Return(c):	2.24%	(5.06)%	1.54%	(2.70)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$34,823	$37,401	$50,340	$56,993
Average net assets (000)	$36,663	$43,185	$49,335	$52,147
Ratios to average net assets(d)(g):
Expenses after advisory fee waiver and/or expense reimbursement	3.59%	3.80%	3.51%	3.33%	(e)
Expense before advisory fee waiver and/or expense reimbursement	4.10%	4.13%	3.77%	3.67%	(e)
Net investment loss	(2.41)%	(2.59)%	(2.56)%	(2.37)%	(e)
Portfolio turnover rate	235%	210%	236%	236%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) The expense ratio includes dividend expense and broker fees and expenses on short sales of 1.99%, 2.20%, 1.91% and 1.73%, respectively, for the years ended February 28, 2014, February 28, 2013, February 29, 2012 and period ended February 28, 2011.

See Notes to Financial Statements.

52

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Market Neutral Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period April 23, 2010 (commencement of operations) through February 28, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2014

Prudential Jennison Market Neutral Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Prudential Jennison Market Neutral Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

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(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Prudential Jennison Market Neutral Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Lee D. Augsburger (54) Chief Compliance Officer	Senior Vice President, Chief Ethics & Compliance Officer of Prudential Financial, Inc. (2009-Present); formerly Senior Vice President, Chief Compliance Officer (2007-2009) of Prudential Financial, Inc.; Vice President, Chief Compliance Officer (2003-2007) of Prudential Investments LLC; Vice President, Chief Compliance Officer (October 2000 - 2007) of Prudential Investment Management, Inc.; Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.	Since 2014
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (46) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (52) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Market Neutral Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Market Neutral Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON MARKET NEUTRAL FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJNAX	PJNBX	PJNCX	PJNRX	PJNZX
CUSIP	74440K850	74440K843	74440K835	74440K769	74440K827

MF206E      0260364-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON SELECT GROWTH FUND

ANNUAL REPORT • FEBRUARY 28, 2014

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Select Growth Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2014.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Select Growth Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Select Growth Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/14
	One Year	Five Years	Ten Years	Since Inception
Class A	39.86%	185.10%	135.12%	—
Class B	38.64	174.59	118.07	—
Class C	38.80	174.59	118.45	—
Class Q	40.19	N/A	N/A	41.83% (5/3/12)
Class X	38.80	174.59	N/A	62.58 (10/29/07)
Class Z	40.19	188.99	141.22	—
Russell 1000® Growth Index	29.14	193.45	111.33	—
S&P 500 Index	25.36	181.34	99.67	—
Lipper Large-Cap Growth Funds Average	30.91	176.38	103.73	—

Average Annual Total Returns (With Sales Charges) as of 3/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	20.52%	18.71%	7.68%	—
Class B	21.66	19.11	7.50	—
Class C	25.55	19.19	7.49	—
Class Q	27.97	N/A	N/A	15.84% (5/3/12)
Class X	20.55	18.89	N/A	6.48 (10/29/07)
Class Z	27.85	20.38	8.57	—
Russell 1000 Growth Index	23.22	21.68	7.86	—
S&P 500 Index	21.84	21.14	7.41	—
Lipper Large-Cap Growth Funds Average	23.49	19.81	7.15	—

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Average Annual Total Returns (With Sales Charges) as of 2/28/14
	One Year	Five Years	Ten Years	Since Inception
Class A	32.17%	21.92%	8.31%	—
Class B	33.64	22.30	8.11	—
Class C	37.80	22.39	8.13	—
Class Q	40.19	N/A	N/A	21.09% (5/3/12)
Class X	32.80	22.12	N/A	7.76 (10/29/07)
Class Z	40.19	23.64	9.20	—

Average Annual Total Returns (Without Sales Charges) as of 2/28/14
	One Year	Five Years	Ten Years	Since Inception
Class A	39.86%	23.31%	8.93%	—
Class B	38.64	22.39	8.11	—
Class C	38.80	22.39	8.13	—
Class Q	40.19	N/A	N/A	21.09% (5/3/12)
Class X	38.80	22.39	N/A	7.97 (10/29/07)
Class Z	40.19	23.64	9.20	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2004) and the account values at the end of the current fiscal year (February 28, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales

Prudential Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, Q, X, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	None

Note: Class X shares are no longer issued and no Class X shares are outstanding. Class X share performance is shown for historical periods during which time Class X shares were outstanding.

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Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return as of 2/28/14 is 37.24% for Class Q and 52.62% for Class X. Russell 1000 Growth Index Closest Month-End to Inception average annual total return as of 3/31/14 is 17.34% for Class Q and 6.64% for Class X.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 2/28/14 is 38.55% for Class Q and 38.09% for Class X. S&P 500 Index Closest Month-End to Inception average annual total return as of 3/31/14 is 19.06% for Class Q and 5.29% for Class X.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return as of 2/28/14 is 37.32% for Class Q and 42.35% for Class X. Lipper Average Closest Month-End to Inception average annual total return as of 3/31/14 is 16.22% for Class Q and 5.15% for Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/14
Google, Inc. (Class A Stock), Internet Software & Services	5.0%
MasterCard, Inc. (Class A Stock), IT Services	4.7
Facebook, Inc. (Class A Stock), Internet Software & Services	4.0
Biogen Idec, Inc., Biotechnology	3.9
Amazon.com, Inc., Internet & Catalog Retail	3.8

Holdings reflect only long-term investments and are subject to change.

Prudential Jennison Select Growth Fund	5

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 2/28/14
Biotechnology	12.9%
Internet Software & Services	11.4
Software	9.0
Internet & Catalog Retail	8.8
Pharmaceuticals	8.6

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Select Growth Fund’s Class A shares rose 39.86% in the 12 months ended February 28, 2014. The Fund outperformed the 29.14% return of the Russell 1000® Growth Index (the Index), the 25.36% gain of the style-neutral S&P 500 Index, and the 30.91% advance of the Lipper Large-Cap Growth Funds Average.

Fund positions in information technology, consumer discretionary, and healthcare contributed most to the Fund’s return, as both stock selection and overweight positions relative to the Index were beneficial. Energy holdings detracted from the Fund’s return. Stock selection in the materials sector hurt return relative to the Index.

What was the market environment?

•	The market’s advance during the reporting period reflected an improving economic outlook.

•	Over the period, strength in corporate profits continued, housing and employment indicators improved, and consumer confidence rose.

•	Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration.

•	In China, economic growth slowed to levels sufficiently expansionary to give investors conviction that global gross domestic product, although moderating, remained solid.

•

Concerns that the Federal Reserve would begin scaling back its quantitative easing program took a toll on financial markets in early summer; however, the market began to ascribe higher valuations to companies with attractive future growth potential.

Which holdings made the largest positive contributions to the Fund’s return?

Several information technology holdings, including Facebook, MasterCard, and Google, posted strong advances.

•	Facebook’s ad revenue advanced strongly, driven by gains in mobile. Please see “Comments on Largest Holdings” below for more information on Facebook.

•	MasterCard’s strong revenue and earnings were driven by growth in global dollar volume and processed transactions. Please see “Comments on Largest Holdings” below for more information on MasterCard.

•

Google performed well, reflecting its competitive position, strong advertising revenue, and YouTube monetization opportunities. Please see “Comments on Largest Holdings” below for more information on Google.

Prudential Jennison Select Growth Fund	7

Strategy and Performance Overview (continued)

Priceline.com and Michael Kors were key contributors in consumer discretionary.

•	Gross bookings growth increased at online travel company Priceline.com, which Jennison believes is poised to benefit from the long-term shift to online travel spending.

•

Michael Kors performed strongly in all regions and all retail and wholesale channels. A rapidly growing global fashion lifestyle brand, Kors has upside revenue, profit margin, and earnings potential. Jennison likes Kors’ opportunities to significantly increase its store count, square-footage, and international presence.

In the healthcare sector, Biogen Idec and Gilead Sciences were notable performers.

•

The Food and Drug Administration (FDA) approved Biogen Idec’s Tecfidera for multiple sclerosis. Jennison believes the drug’s ease of use could support broad adoption and potential market leadership. Tecfidera may also eventually treat other neurodegenerative diseases such as ALS and Parkinson’s.

•

The FDA also approved Gilead Sciences’ Sovaldi for the treatment of hepatitis C. Many patients infected with the liver virus now will be treated with pills only, obviating injections of Interferon, which often has debilitating side effects. Sovaldi could also shorten treatment duration, and trial data indicate that it is significantly more effective than current regimens. Gilead’s oncology pipeline also looks promising.

Which holdings detracted most from the Fund’s return?

•

Rackspace Hosting was a key detractor in information technology. Its difficulties were largely related to changes in its sales force structure and concerns that its web- and cloud-hosting services are facing pricing pressures and becoming hard to distinguish from those of competitors.

•

Healthcare holding Abbott Laboratories’ weakness may have reflected concerns about its valuation and emerging markets exposure. The company has a diverse collection of branded, generic, diagnostics, nutritionals, and medical device businesses.

Prada and Ralph Lauren lost ground in consumer discretionary.

•

Prada’s strong brand, cutting-edge design, and growing scale had been generating above-average sales and earnings growth. Financial results were compromised as the euro strengthened and currencies of emerging markets—Prada’s greatest source of growth—weakened.

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•	Ralph Lauren’s decline reflected decelerating growth. The company designs and markets apparel, accessories, home furnishings, and fragrances.

In energy, FMC Technologies, a major provider of oil and gas production systems, reported disappointing operating margins in its sub-sea business.

Were there significant changes to the portfolio?

Exposure to healthcare increased, while exposure to industrials and consumer staples decreased. Relative to the Russell 1000® Growth Index, the Fund is currently overweight in healthcare, consumer discretionary, and information technology, and underweight in industrials and consumer staples.

Positions initiated during the period include SBA Communications, BioMarin Pharmaceutical, and Bristol-Myers Squibb. Eliminated positions include Precision Castparts, Estee Lauder, and Transdigm Group.

Prudential Jennison Select Growth Fund	9

Comments on Largest Holdings

5.0%	Google, Inc. (Class A Stock), Internet Software & Services

Jennison believes Google’s technological lead and dominant position in Internet search is a unique strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors. The company’s continued investment in capacity and research and development are leading to new streams of revenue through product innovation, new formats, and new technologies.

4.7%	MasterCard, Inc. (Class A Stock), IT Services

MasterCard is the second-largest payment system in the U.S. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands, provides a transaction authorization network, establishes guidelines for use, and collects fees from members. Retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards. Jennison expects MasterCard to continue to benefit from the long-term shift from cash to electronic credit/debit transactions.

4.0%	Facebook, Inc. (Class A Stock), Internet Software & Services

Facebook allows users to share information, post photos and videos, play games, and otherwise connect with one another through online profiles. The site has well over a billion total users and hundreds of millions of daily users. Jennison believes Facebook’s preeminent Internet-based social network has a dominance that no rival can easily match and a network effect that creates formidable barriers to entry.

3.9%	Biogen Idec, Inc., Biotechnology

Biogen Idec’s Tecfidera is the leading oral multiple sclerosis drug in America. Jennison believes Tecfidera’s ease of use could support broad adoption and sustain market leadership. The drug may also have applications in other neurodegenerative diseases such as ALS and Parkinson’s.

3.8%	Amazon.com, Inc., Internet & Catalog Retail

Jennison views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the long-term shift toward e-commerce. Jennison believes the company’s business investment is positioning Amazon for robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2013, at the beginning of the period, and held through the six-month period ended February 28, 2014. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison Select Growth Fund	11

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Select Growth Fund		Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,246.40	1.24%	$6.91
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21

Class B	Actual	$1,000.00	$1,241.60	1.99%	$11.06
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class C	Actual	$1,000.00	$1,241.60	1.99%	$11.06
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class Q	Actual	$1,000.00	$1,248.40	0.99%	$5.52
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

Class X	Actual	$1,000.00	$1,241.60	1.99%	$11.06
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class Z	Actual	$1,000.00	$1,247.30	0.99%	$5.52
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2014, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the period ended February 28, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A
	1.49%	1.24%
B
	2.19	1.99
C
	2.19	1.99
Q
	0.99	0.99
X
	2.20	1.99
Z
	1.19	0.99

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the “Notes” to the Financial Statements in this report.

Prudential Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.5%

COMMON STOCKS

Automobiles 1.4%
22,989	Tesla Motors, Inc.*(a)	$5,627,937

Biotechnology 12.9%
64,164	Alexion Pharmaceuticals, Inc.*	11,344,195
46,282	Biogen Idec, Inc.*	15,767,352
131,400	BioMarin Pharmaceutical, Inc.*	10,643,400
39,290	Celgene Corp.*	6,315,868
97,257	Gilead Sciences, Inc.*	8,051,907

		52,122,722

Capital Markets 2.0%
48,830	Goldman Sachs Group, Inc. (The)	8,127,754

Chemicals 2.4%
89,266	Monsanto Co.	9,821,045

Energy Equipment & Services 2.3%
98,073	Schlumberger Ltd.	9,120,789

Food & Staples Retailing 3.7%
70,946	Costco Wholesale Corp.	8,286,493
121,797	Whole Foods Market, Inc.	6,583,128

		14,869,621

Hotels, Restaurants & Leisure 3.1%
110,326	Dunkin’ Brands Group, Inc.(a)	5,700,545
94,096	Starbucks Corp.	6,677,052

		12,377,597

Internet & Catalog Retail 8.8%
41,812	Amazon.com, Inc.*	15,140,125
63,758	ASOS PLC (United Kingdom)*	7,417,212
9,657	priceline.com, Inc.*	13,025,748

		35,583,085

Internet Software & Services 11.4%
235,152	Facebook, Inc. (Class A Stock)*	16,098,506
16,682	Google, Inc. (Class A Stock)*	20,279,473
39,616	LinkedIn Corp. (Class A Stock)*	8,083,249

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	15

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
29,840	Twitter, Inc.*(a)	$1,638,514

		46,099,742

IT Services 6.3%
48,917	FleetCor Technologies, Inc.*	6,355,786
244,666	MasterCard, Inc. (Class A Stock)	19,015,441

		25,371,227

Life Sciences Tools & Services 2.2%
52,401	Illumina, Inc.*(a)	8,986,247

Media 2.8%
140,304	Walt Disney Co. (The)(a)	11,337,966

Pharmaceuticals 8.6%
70,646	Allergan, Inc.	8,972,042
148,326	Bristol-Myers Squibb Co.	7,975,489
124,073	Merck & Co., Inc.	7,070,920
223,771	Novo Nordisk A/S (Denmark), ADR(a)	10,635,836

		34,654,287

Road & Rail 2.5%
64,272	Canadian Pacific Railway Ltd. (Canada)	10,090,704

Software 9.0%
109,462	Red Hat, Inc.*	6,457,163
157,135	Salesforce.com, Inc.*	9,800,510
81,188	Splunk, Inc.*	7,530,187
74,965	VMware, Inc. (Class A Stock)*(a)	7,200,388
49,315	Workday, Inc. (Class A Stock)*(a)	5,420,705

		36,408,953

Specialty Retail 4.5%
267,876	Inditex SA (Spain), ADR	7,671,969
174,609	TJX Cos., Inc. (The)	10,731,469

		18,403,438

Technology Hardware, Storage & Peripherals 4.5%
28,291	Apple, Inc.	14,887,856
24,655	Stratasys Ltd.*	3,134,390

		18,022,246

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods 7.2%
149,708	Burberry Group PLC (United Kingdom)	$3,857,233
133,100	Michael Kors Holdings Ltd.*	13,047,793
157,541	NIKE, Inc. (Class B Stock)	12,335,460

		29,240,486

Wireless Telecommunication Services 1.9%
79,152	SBA Communications Corp. (Class A Stock)*	7,532,896

	TOTAL LONG-TERM INVESTMENTS (cost $234,288,938)	393,798,742

SHORT-TERM INVESTMENT 16.2%

AFFILIATED MONEY MARKET MUTUAL FUND
65,354,025	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $65,354,025; includes $55,752,409 of cash collateral received for securities on loan) (Note 3)(b)(c)	65,354,025

	TOTAL INVESTMENTS 113.7% (cost $299,642,963; Note 5)	459,152,767
	Liabilities in excess of other assets (13.7)%	(55,298,558)

	NET ASSETS 100.0%	$403,854,209

The following abbreviation is used in the Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $53,725,306; cash collateral of $55,752,409 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	17

Portfolio of Investments

as of February 28, 2014 continued

The following is a summary of the inputs used as of February 28, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Automobiles	$5,627,937	$—	$—
Biotechnology	52,122,722	—	—
Capital Markets	8,127,754	—	—
Chemicals	9,821,045	—	—
Energy Equipment & Services	9,120,789	—	—
Food & Staples Retailing	14,869,621	—	—
Hotels, Restaurants & Leisure	12,377,597	—	—
Internet & Catalog Retail	28,165,873	7,417,212	—
Internet Software & Services	46,099,742	—	—
IT Services	25,371,227	—	—
Life Sciences Tools & Services	8,986,247	—	—
Media	11,337,966	—	—
Pharmaceuticals	34,654,287	—	—
Road & Rail	10,090,704	—	—
Software	36,408,953	—	—
Specialty Retail	18,403,438	—	—
Technology Hardware, Storage & Peripherals	18,022,246	—	—
Textiles, Apparel & Luxury Goods	25,383,253	3,857,233	—
Wireless Telecommunication Services	7,532,896	—	—
Affiliated Money Market Mutual Fund	65,354,025	—	—

Total	$447,878,322	$11,274,445	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2014 was as follows:

Affiliated Money Market Mutual Fund (including 13.8% of cash collateral received for securities on loan)	16.2%
Biotechnology	12.9
Internet Software & Services	11.4
Software	9.0
Internet & Catalog Retail	8.8
Pharmaceuticals	8.6
Textiles, Apparel & Luxury Goods	7.2
IT Services	6.3
Specialty Retail	4.5
Technology Hardware, Storage & Peripherals	4.5
Food & Staples Retailing	3.7
Hotels, Restaurants & Leisure	3.1%
Media	2.8
Road & Rail	2.5
Chemicals	2.4
Energy Equipment & Services	2.3
Life Sciences Tools & Services	2.2
Capital Markets	2.0
Wireless Telecommunication Services	1.9
Automobiles	1.4

113.7
Liabilities in excess of other assets	(13.7)

100.0%

See Notes to Financial Statements.

18

The Fund invested in financial instruments during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of financial instrument assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Securities on Loan	$53,725,306	$—	$—	$53,725,306
Collateral Amounts Pledged/(Received):
Securities on Loan				(53,725,306)

Net Amount				$—

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	19

Statement of Assets & Liabilities

as of February 28, 2014

Assets
Investments at value, including securities on loan of $53,725,306:
Unaffiliated investments (cost $234,288,938)	$393,798,742
Affiliated investments (cost $65,354,025)	65,354,025
Cash	748
Receivable for investments sold	3,137,247
Receivable for Fund shares sold	605,258
Dividends receivable	137,611
Tax reclaim receivable	9,375
Prepaid expenses	1,918

Total assets	463,044,924

Liabilities
Payable to broker for collateral for securities on loan	55,752,409
Payable for Fund shares reacquired	2,938,425
Management fee payable	209,173
Accrued expenses	180,380
Distribution fee payable	89,330
Affiliated transfer agent fee payable	18,926
Deferred trustees’ fees	2,072

Total liabilities	59,190,715

Net Assets	$403,854,209

Net assets were comprised of:
Shares of beneficial interest, at par	$29,051
Paid-in capital in excess of par	232,508,381

232,537,432
Accumulated net investment loss	(437,529)
Accumulated net realized gain on investment and foreign currency transactions	12,244,502
Net unrealized appreciation on investments and foreign currencies	159,509,804

Net assets, February 28, 2014	$403,854,209

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($227,259,437 ÷ 16,231,146 shares of beneficial interest issued and outstanding)	$14.00
Maximum sales charge (5.50% of offering price)	0.81

Maximum offering price to public	$14.81

Class B
Net asset value, offering price and redemption price per share ($12,905,399 ÷ 1,021,321 shares of beneficial interest issued and outstanding)	$12.64

Class C
Net asset value, offering price and redemption price per share ($50,546,957 ÷ 4,002,581 shares of beneficial interest issued and outstanding)	$12.63

Class Q
Net asset value, offering price and redemption price per share ($693,775 ÷ 47,824 shares of beneficial interest issued and outstanding)	$14.51

Class X
Net asset value, offering price and redemption price per share ($166,439 ÷ 13,177 shares of beneficial interest issued and outstanding)	$12.63

Class Z
Net asset value, offering price and redemption price per share ($112,282,202 ÷ 7,734,905 shares of beneficial interest issued and outstanding)	$14.52

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	21

Statement of Operations

Year Ended February 28, 2014

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $76,513)	$3,237,345
Affiliated income from securities loaned, net	40,319
Affiliated dividend income	12,324

Total income	3,289,988

Expenses
Management fee	2,979,071
Distribution fee—Class A	563,837
Distribution fee—Class B	100,946
Distribution fee—Class C	426,436
Distribution fee—Class X	6,204
Transfer agent’s fees and expenses (including affiliated expense of $172,300)	678,000
Custodian’s fees and expenses	84,000
Registration fees	75,000
Shareholders’ reports	50,000
Audit fee	22,000
Legal fees and expenses	22,000
Trustees’ fees	16,000
Insurance expenses	5,000
Loan interest expense (Note 7)	52
Miscellaneous	15,124

Total expenses	5,043,670
Less: Expense waiver and/or expense reimbursement	(669,021)
Distribution fee waiver—Class A	(93,973)

Net expenses	4,280,676

Net investment loss	(990,688)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	35,671,733
Foreign currency transactions	(12,537)

35,659,196
Net change in unrealized appreciation (depreciation) on investments	77,407,266

Net gain on investment and foreign currency transactions	113,066,462

Net Increase In Net Assets Resulting From Operations	$112,075,774

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended February 28,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(990,688)	$(486,220)
Net realized gain on investment and foreign currency transactions	35,659,196	8,582,376
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	77,407,266	4,119,187

Net increase in net assets resulting from operations	112,075,774	12,215,343

Distributions from net realized gains (Note 1)
Class A	(1,243,974)	—
Class B	(74,220)	—
Class C	(313,189)	—
Class Q	(3,323)	—
Class X	(2,102)	—
Class Z	(550,988)	—

	(2,187,796)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	69,564,755	103,988,213
Net asset value of shares issued in reinvestment of dividends	2,037,389	—
Cost of shares reacquired	(76,171,229)	(64,627,356)

Net increase (decrease) in net assets from Fund share transactions	(4,569,085)	39,360,857

Total increase	105,318,893	51,576,200

Net Assets:
Beginning of year	298,535,316	246,959,116

End of year	$403,854,209	$298,535,316

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four funds: Prudential Jennison Select Growth Fund (the “Fund”), Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Select Growth Fund, a non-diversified Fund. The financial statements of the Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund are not presented herein.

The investment objective of the Fund is long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of

24

trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison Select Growth Fund	25

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end

26

exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Master Netting Arrangements: The Fund may be subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right to set-off existed and management has not elected to offset.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and

Prudential Jennison Select Growth Fund	27

Notes to Financial Statements

continued

accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of

28

compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90% of the Fund’s average daily net assets up to and including $1 billion and .85% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90% for the year ended February 28, 2014.

PI contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees), extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .99% of the Fund’s average daily net assets until June 30, 2015. This waiver may not be terminated prior to June 30, 2015. The decision on whether to renew, modify or terminate the waiver is subject to review by the manager and the Fund’s Board of Trustees.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”) which, together with PIMS, serves as co-distributor of Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and paid monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, 1%, 1% and 1% of the average daily net assets of the Class A, B, C and X shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares for the year ended February 28, 2014.

PIMS has advised the Fund that it has received $157,037 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2014. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2014, it received $44, $11,227 and $3,245 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, and Class C shareholders, respectively.

Prudential Jennison Select Growth Fund	29

Notes to Financial Statements

continued

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended February 28, 2014, PIM has been compensated approximately $12,000 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2014, were $158,747,422 and $172,089,935, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended February 28, 2014, the adjustments were to decrease accumulated net

30

investment loss by $777,817, increase accumulated net realized gain on investment and foreign currency transactions by $1,067,959 and decrease paid-in capital in excess of par by $1,845,776 due to net investment loss and differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other book to tax differences. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by these changes.

For the year ended February 28, 2014, the tax character of dividends paid by the Fund was $2,187,796 of long-term capital gains. For the year ended February 28, 2013, there were no distributions paid.

As of February 28, 2014, the accumulated undistributed earnings on a tax basis was $15,321,960 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$302,720,421	$156,726,512	$(294,166)	$156,432,346

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Fund utilized approximately $17,402,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 28, 2014.

The Fund elected to treat certain late-year ordinary income losses of approximately $435,000 as having been incurred in the following fiscal year (February 28, 2015).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Select Growth Fund	31

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class X and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The CDSC is waived for purchase by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. Class X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares approximately ten years after purchase. Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Prudential Funds. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of February 28, 2014, Prudential owned 977 Class Q shares of the Fund.

32

Class A	Shares	Amount
Year ended February 28, 2014:
Shares sold	1,975,035	$24,086,288
Shares issued in reinvestment of dividends	90,991	1,188,341
Shares reacquired	(2,451,430)	(28,477,976)

Net increase (decrease) in shares outstanding before conversion	(385,404)	(3,203,347)
Shares issued upon conversion from Class B, Class X and Class Z	221,998	2,540,565
Shares reacquired upon conversion into Class Z	(31,599)	(388,349)

Net increase (decrease) in shares outstanding	(195,005)	$(1,051,131)

Year ended February 28, 2013:
Shares sold	3,411,140	$32,662,808
Shares reacquired	(3,813,705)	(36,851,380)

Net increase (decrease) in shares outstanding before conversion	(402,565)	(4,188,572)
Shares issued upon conversion from Class B, Class L, Class M, Class X and Class Z	2,304,650	22,195,655
Shares reacquired upon conversion into Class Z	(11,854)	(117,277)

Net increase (decrease) in shares outstanding	1,890,231	$17,889,806

Class B
Year ended February 28, 2014:
Shares sold	256,762	$2,826,287
Shares issued in reinvestment of dividends	5,303	62,577
Shares reacquired	(73,889)	(782,797)

Net increase (decrease) in shares outstanding before conversion	188,176	2,106,067
Shares reacquired upon conversion into Class A	(130,565)	(1,344,974)

Net increase (decrease) in shares outstanding	57,611	$761,093

Year ended February 28, 2013:
Shares sold	273,867	$2,419,240
Shares reacquired	(102,626)	(898,500)

Net increase (decrease) in shares outstanding before conversion	171,241	1,520,740
Shares reacquired upon conversion into Class A	(195,842)	(1,726,423)

Net increase (decrease) in shares outstanding	(24,601)	$(205,683)

Class C
Year ended February 28, 2014:
Shares sold	611,095	$6,622,350
Shares issued in reinvestment of dividends	24,045	283,734
Shares reacquired	(708,289)	(7,470,321)

Net increase (decrease) in shares outstanding before conversion	(73,149)	(564,237)
Shares reacquired upon conversion into Class Z	(63,301)	(697,657)

Net increase (decrease) in shares outstanding	(136,450)	$(1,261,894)

Year ended February 28, 2013:
Shares sold	782,603	$6,944,606
Shares reacquired	(735,067)	(6,488,491)

Net increase (decrease) in shares outstanding before conversion	47,536	456,115
Shares reacquired upon conversion into Class Z	(19,315)	(165,011)

Net increase (decrease) in shares outstanding	28,221	$291,104

Prudential Jennison Select Growth Fund	33

Notes to Financial Statements

continued

Class L	Shares	Amount
Period ended August 24, 2012*:
Shares sold	1,041	$10,335
Shares reacquired	(108,744)	(1,024,115)

Net increase (decrease) in shares outstanding before conversion	(107,703)	(1,013,780)
Shares reacquired upon conversion into Class A	(1,987,373)	(18,889,389)

Net increase (decrease) in shares outstanding	(2,095,076)	$(19,903,169)

Class M
Period ended April 13, 2012**:
Shares reacquired	(472)	$(4,285)

Net increase (decrease) in shares outstanding before conversion	(472)	(4,285)
Shares reacquired upon conversion into Class A	(39,600)	(357,259)

Net increase (decrease) in shares outstanding	(40,072)	$(361,544)

Class Q
Year ended February 28, 2014:
Shares sold	23,867	$283,925
Shares issued in reinvestment of dividends	246	3,323
Shares reacquired	(985)	(11,660)

Net increase (decrease) in shares outstanding	23,128	$275,588

Period ended February 28, 2013***:
Shares sold	26,294	$252,985
Shares reacquired	(1,598)	(15,090)

Net increase (decrease) in shares outstanding	24,696	$237,895

Class X
Year ended February 28, 2014:
Shares sold	1	$39
Shares issued in reinvestment of dividends	176	2,079
Shares reacquired	(8,596)	(90,088)

Net increase (decrease) in shares outstanding before conversion	(8,419)	(87,970)
Shares reacquired upon conversion into Class A	(93,265)	(986,995)

Net increase (decrease) in shares outstanding	(101,684)	$(1,074,965)

Year ended February 28, 2013:
Shares sold	216	$1,862
Shares reacquired	(25,064)	(220,650)

Net increase (decrease) in shares outstanding before conversion	(24,848)	(218,788)
Shares reacquired upon conversion into Class A	(125,274)	(1,112,035)

Net increase (decrease) in shares outstanding	(150,122)	$(1,330,823)

34

Class Z	Shares	Amount
Year ended February 28, 2014:
Shares sold	2,801,800	$35,745,866
Shares issued in reinvestment of dividends	36,758	497,335
Shares reacquired	(3,335,994)	(39,338,387)

Net increase (decrease) in shares outstanding before conversion	(497,436)	(3,095,186)
Shares issued upon conversion from Class A and Class C	85,861	1,086,006
Shares reacquired upon conversion into Class A	(18,373)	(208,596)

Net increase (decrease) in shares outstanding	(429,948)	$(2,217,776)

Year ended February 28, 2013:
Shares sold	6,178,409	$61,696,377
Shares reacquired	(1,933,281)	(19,124,845)

Net increase (decrease) in shares outstanding before conversion	4,245,128	42,571,532
Shares issued upon conversion from Class A and Class C	28,541	282,288
Shares reacquired upon conversion into Class A	(10,985)	(110,549)

Net increase (decrease) in shares outstanding	4,262,684	$42,743,271

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.
***	Commencement of offering was May 3, 2012.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 5, 2013, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended February 28, 2014. The average daily balance for the 2 days that the Fund has loans outstanding during the period was approximately $650,000, borrowed at a weighted average interest rate of 1.44%.

Prudential Jennison Select Growth Fund	35

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.07	$9.65	$8.77	$7.32	$4.94
Income (loss) from investment operations:
Net investment loss	(.03)	(.01)	(.07)	(.06)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	4.04	.43	.95	1.50	2.40
Total from investment operations	4.01	.42	.88	1.44	2.38
Less Distributions:
Distributions from net realized gains	(.08)	-	-	-	-
Capital Contributions(d):	-	-	-	.01	-
Net asset value, end of year	$14.00	$10.07	$9.65	$8.77	$7.32
Total Return(b):	39.86%	4.35%	10.03%	19.81%	48.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$227,259	$165,459	$140,310	$122,174	$104,234
Average net assets (000)	$187,950	$153,197	$123,580	$110,150	$90,593
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	1.24%	1.24%	1.56%	1.64%	1.75%
Expenses before waivers and/or expense reimbursements	1.49%	1.53%	1.62%	1.71%	1.82%
Net investment loss	(.25)%	(.09)%	(.81)%	(.82)%	(.27)%
Portfolio turnover rate	49%	61%	59%	75%	85%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36

Class B Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.16	$8.85	$8.10	$6.81	$4.63
Income (loss) from investment operations:
Net investment loss	(.11)	(.08)	(.13)	(.11)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	3.67	.39	.88	1.39	2.24
Total from investment operations	3.56	.31	.75	1.28	2.18
Less Distributions:
Distributions from net realized gains	(.08)	-	-	-	-
Capital Contributions(d):	-	-	-	.01	-
Net asset value, end of year	$12.64	$9.16	$8.85	$8.10	$6.81
Total Return(b):	38.91%	3.50%	9.26%	18.94%	47.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,905	$8,832	$8,745	$8,527	$7,875
Average net assets (000)	$10,095	$8,591	$7,884	$7,835	$7,148
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	1.99%	1.99%	2.31%	2.39%	2.50%
Expenses before waivers and/or expense reimbursements	2.19%	2.28%	2.37%	2.46%	2.57%
Net investment loss	(1.00)%	(.86)%	(1.56)%	(1.57)%	(1.03)%
Portfolio turnover rate	49%	61%	59%	75%	85%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.16	$8.84	$8.10	$6.81	$4.63
Income (loss) from investment operations:
Net investment loss	(.11)	(.08)	(.13)	(.11)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	3.66	.40	.87	1.39	2.24
Total from investment operations	3.55	.32	.74	1.28	2.18
Less Distributions:
Distributions from net realized gains	(.08)	-	-	-	-
Capital Contributions(d):	-	-	-	.01	-
Net asset value, end of year	$12.63	$9.16	$8.84	$8.10	$6.81
Total Return(b):	38.80%	3.62%	9.14%	18.94%	47.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$50,547	$37,911	$36,354	$34,631	$33,358
Average net assets (000)	$42,644	$36,957	$32,731	$32,771	$30,887
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	1.99%	1.99%	2.31%	2.39%	2.50%
Expenses before waivers and/or expense reimbursements	2.19%	2.28%	2.37%	2.46%	2.57%
Net investment loss	(.99)%	(.86)%	(1.56)%	(1.57)%	(1.04)%
Portfolio turnover rate	49%	61%	59%	75%	85%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38

Class L Shares
	Period Ended August 24,		Year Ended February 28/29,				October 29, 2007(a) through February 29,
	2012(h)		2012	2011	2010	2009	2008
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.55		$8.70	$7.28	$4.92	$7.20	$8.26
Income (loss) from investment operations:
Net investment loss	(.03)		(.09)	(.08)	(.04)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)		.94	1.49	2.40	(2.23)	(1.04)
Total from investment operations	(.05)		.85	1.41	2.36	(2.28)	(1.06)
Capital Contributions(i):	-		-	.01	-	-	-
Net asset value, end of period	$9.50		$9.55	$8.70	$7.28	$4.92	$7.20
Total Return(c):	(.52)%		9.77%	19.51%	47.97%	(31.67)%	(12.83)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,898		$20,008	$20,953	$20,573	$16,347	$29,541
Average net assets (000)	$19,327		$19,457	$20,056	$19,649	$24,123	$33,160
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursements	1.49%	(f)	1.81%	1.89%	2.00%	1.96%	1.96%	(f)
Expenses before waivers and/or expense reimbursements	1.78%	(f)	1.87%	1.96%	2.07%	2.03%	1.99%	(f)
Net investment loss	(.69)%	(f)	(1.06)%	(1.07)%	(.55)%	(.82)%	(.59)%	(f)
Portfolio turnover rate	61%	(e)(g)	59%	75%	85%	132%	187%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Calculated as of February 28, 2013.

(f) Annualized.

(g) Not annualized.

(h) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(i) During the fiscal year ended February 28, 2011, the Fund received from an independent administrator, payment related to a former affiliates settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	39

Financial Highlights

continued

Class M Shares
	Period Ended April 13,		Year Ended February 28/29,				October 29, 2007(a) through February 29,
	2012(h)		2012	2011	2010	2009	2008
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$8.85		$8.10	$6.81	$4.63	$6.81	$7.82
Income (loss) from investment operations:
Net investment loss	(.01)		(.13)	(.11)	(.07)	(.07)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.33		.88	1.39	2.25	(2.11)	(.98)
Total from investment operations	.32		.75	1.28	2.18	(2.18)	(1.01)
Capital Contributions(i):	-		-	.01	-	-	-
Net asset value, end of period	$9.17		$8.85	$8.10	$6.81	$4.63	$6.81
Total Return(c):	3.62%		9.26%	18.94%	47.08%	(32.01)%	(12.92)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$80		$355	$3,367	$7,150	$10,617	$44,006
Average net assets (000)	$153		$1,626	$4,957	$9,025	$23,996	$58,596
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursements	1.99%	(f)	2.35%	2.39%	2.50%	2.46%	2.46%	(f)
Expenses before waivers and/or expense reimbursements	2.22%	(f)	2.41%	2.46%	2.57%	2.53%	2.49%	(f)
Net investment loss	(.96)%	(f)	(1.60)%	(1.59)%	(1.13)%	(1.10)%	(1.08)%	(f)
Portfolio turnover rate	61%	(e)(g)	59%	75%	85%	132%	187%	(g)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Calculated as of February 28, 2013.

(f) Annualized.

(g) Not annualized.

(h) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(i) During the fiscal year ended February 28, 2011, the Fund received from an independent administrator, payment related to a former affiliates settlement of regulatory proceedings involving allegations of improper trading in Fund shares.

See Notes to Financial Statements.

40

Class Q Shares
	Year Ended February 28, 2014	May 3, 2012(a) through February 28, 2013
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$10.41	$10.29
Income (loss) from investment operations:
Net investment income (loss)	- (g)	.03
Net realized and unrealized gain on investment and foreign currency transactions	4.18	.09
Total from investment operations	4.18	.12
Less Distributions:
Distributions from net realized gains	(.08)	-
Net asset value, end of period	$14.51	$10.41
Total Return(c):	40.19%	1.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$694	$257
Average net assets (000)	$458	$159
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursements	.99%	.99%	(f)
Expenses before waivers and/or expense reimbursements	.99%	1.02%	(f)
Net investment income (loss)	(.03)%	.36%	(f)
Portfolio turnover rate	49%	61%	(e)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Not annualized.

(f) Annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	41

Financial Highlights

continued

Class X Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$9.16	$8.85	$8.10	$6.81	$4.63
Income (loss) from investment operations:
Net investment loss	(.09)	(.08)	(.13)	(.11)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	3.64	.39	.88	1.39	2.25
Total from investment operations	3.55	.31	.75	1.28	2.18
Less Distributions:
Distributions from net realized gains	(.08)	-	-	-	-
Capital Contributions(d):	-	-	-	.01	-
Net asset value, end of year	$12.63	$9.16	$8.85	$8.10	$6.81
Total Return(b):	38.80%	3.50%	9.26%	18.94%	47.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$166	$1,052	$2,344	$3,688	$5,802
Average net assets (000)	$620	$1,609	$2,831	$4,302	$7,081
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	1.99%	1.99%	2.31%	2.39%	2.50%
Expenses before waivers and/or expense reimbursements	2.20%	2.28%	2.37%	2.46%	2.57%
Net investment loss	(.88)%	(.91)%	(1.57)%	(1.58)%	(1.12)%
Portfolio turnover rate	49%	61%	59%	75%	85%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended February 28/29,
	2014		2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$10.41		$9.95	$9.02	$7.51	$5.05
Income (loss) from investment operations:
Net investment income (loss)	-	(e)	.02	(.04)	(.05)	.01
Net realized and unrealized gain on investment and foreign currency transactions	4.19		.44	.97	1.55	2.45
Total from investment operations	4.19		.46	.93	1.50	2.46
Less Distributions:
Distributions from net realized gains	(.08)		-	-	-	-
Capital Contributions(d):	-		-	-	.01	-
Net asset value, end of year	$14.52		$10.41	$9.95	$9.02	$7.51
Total Return(b):	40.29%		4.62%	10.31%	20.11%	48.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$112,282		$85,023	$38,843	$4,081	$3,440
Average net assets (000)	$89,247		$61,869	$11,859	$3,396	$2,692
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursements	.99%		.99%	1.23%	1.39%	1.50%
Expenses before waivers and/or expense reimbursements	1.19%		1.28%	1.29%	1.46%	1.57%
Net investment income (loss)	-	(f)	.19%	(.46)%	(.58)%	.11%
Portfolio turnover rate	49%		61%	59%	75%	85%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Less than $.005 per share.

(f) Less than .005%.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	43

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Select Growth Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2014

44

Federal Income Tax Information

(Unaudited)

We are advising you that during the year ended February 28, 2014, the Fund reports the maximum amount allowed per share but not less than $0.08 for Class A, B, C, Q, X and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2014.

Prudential Jennison Select Growth Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Prudential Jennison Select Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.
Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

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(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Prudential Jennison Select Growth Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Lee D. Augsburger (54) Chief Compliance Officer	Senior Vice President, Chief Ethics & Compliance Officer of Prudential Financial, Inc. (2009-Present); formerly Senior Vice President, Chief Compliance Officer (2007-2009) of Prudential Financial, Inc.; Vice President, Chief Compliance Officer (2003-2007) of Prudential Investments LLC; Vice President, Chief Compliance Officer (October 2000 - 2007) of Prudential Investment Management, Inc.; Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.	Since 2014
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (46) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (52) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Select Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Select Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SELECT GROWTH FUND

SHARE CLASS	A	B	C	Q	Z
NASDAQ	SPFAX	SPFBX	SPFCX	PSGQX	SPFZX
CUSIP	74440K504	74440K603	74440K702	7444OK751	74440K868

MF500E    0260356-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL REAL ASSETS FUND

ANNUAL REPORT • FEBRUARY 28, 2014

Fund Type

Real Assets

Objective

Long-term real return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual Funds are distributed by Prudential Investment Management Services LLC. Quantitative Management Associates (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered Investment Advisers and Prudential Financial Companies. © 2014 Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide. Core Commodity Management LLC is a subadviser of the Fund and not a Prudential Financial Company.

April 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2014.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Assets Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Real Assets Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/14
	One Year	Since Inception
Class A	2.01%	9.58% (12/30/10)
Class B	1.25	7.08 (12/30/10)
Class C	1.35	7.08 (12/30/10)
Class Z	2.27	10.49 (12/30/10)
Customized Blend Index	–1.93	6.83
Barclays U.S. TIPS Index	–5.78	13.73
Lipper Flexible Portfolio Funds Average	7.81	22.45

Average Annual Total Returns (With Sales Charges) as of 3/31/14
	One Year	Since Inception
Class A	–4.87%	1.20% (12/30/10)
Class B	–5.08	1.65 (12/30/10)
Class C	–1.08	2.21 (12/30/10)
Class Z	0.92	3.26 (12/30/10)
Customized Blend Index	–2.96	2.04
Barclays U.S. TIPS Index	–6.49	3.89
Lipper Flexible Portfolio Funds Average	6.62	6.40

Average Annual Total Returns (With Sales Charges) as of 2/28/14
	One Year	Since Inception
Class A	–3.60%	1.11% (12/30/10)
Class B	–3.75	1.58 (12/30/10)
Class C	0.35	2.18 (12/30/10)
Class Z	2.27	3.20 (12/30/10)

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Average Annual Total Returns (Without Sales Charges) as of 2/28/14
	One Year	Since Inception
Class A	2.01%	2.93% (12/30/10)
Class B	1.25	2.18 (12/30/10)
Class C	1.35	2.18 (12/30/10)
Class Z	2.27	3.20 (12/30/10)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Assets Fund (Class A shares) with a similar investment in the Customized Blend Index and Barclays U.S. TIPS Index, by portraying the initial account values at the commencement of operations for Class A shares (December 30, 2010) and the account values at the end of the current fiscal year (February 28, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Prudential Real Assets Fund	3

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

Benchmark Definitions

Customized Blend Index

The Customized Blend Index (Customized Blend) is a benchmark for the Fund. It is a model portfolio consisting of the Dow Jones-UBS Commodity Index (33.3%), Morgan Stanley Capital International (MSCI) World Real Estate Net Dividend (ND) Index (33.3%), and Barclays U.S. TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Dow Jones-UBS Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group.

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Barclays U.S. TIPS Index

The Barclays U.S. Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the U.S. Treasury.

Lipper Flexible Portfolio Funds Average

Funds in the Lipper Flexible Portfolio Funds Average (Lipper Average) allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/14
Prudential Jennison Global Infrastructure Fund (Class Z), Affiliated Mutual Funds	18.1%
Prudential US Real Estate Fund (Class Z), Affiliated Mutual Funds	15.6
Prudential Jennison MLP Fund (Class Z), Affiliated Mutual Funds	11.1
U.S. Treasury Inflationary Indexed Bonds, TIPS, 0.125%, 04/15/16—01/15/23, U.S. Treasury Obligations	8.8
Prudential International Real Estate Fund (Class Z), Affiliated Mutual Funds	7.1

Holdings reflect only long-term investments and are subject to change.

Allocations expressed as a percentage of net assets as of 2/28/14
Affiliated Mutual Funds	56.8%
U.S. Treasury Obligations	26.0

Allocations reflect only long-term investments and are subject to change.

Prudential Real Assets Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ending February 28, 2014, the Prudential Real Assets Fund Class A shares rose 2.01%, outperforming the 5.78% decline of its primary benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (the TIPS Index). The Fund outperformed the 1.93% decline of the Customized Blend Index (the Secondary Index), which is composed of an equally weighted mix of commodities, TIPS, and real estate investment trusts (REITs). (Benchmark indexes do not include effects of mutual fund operating expenses.) The Fund underperformed the 7.81% return of the Lipper Flexible Portfolio Funds Average.

What were market conditions like during the reporting period?

•

Equities soared to record levels during the reporting period, reflecting an improving economic outlook. Strength in corporate profits continued, housing and employment indicators improved, and consumer confidence rose.

•

Conditions in Europe appeared to stabilize, relieving earlier worries of sustained deterioration. In China, economic growth slowed to levels sufficiently expansionary to give investors conviction that global gross domestic product, although moderating, remained solid.

•

Commodities struggled during the reporting period due to oversupply, which resulted in lower prices. Gold prices suffered steep declines and other commodities such as oil, copper, and natural gas also lost ground, as investors sought other opportunities.

•	Real estate markets faced headwinds as global economic growth faced significant hurdles.

What were risk conditions like during the reporting period?

Accommodative global monetary policy provided a positive market backdrop for risk assets, as global stocks returned over 21% for the reporting period. There were prolonged periods in which market volatility, as measured by the Chicago Board Options Exchange Market Volatility Index (VIX), was persistently low. The VIX averaged close to 14.4, well below its long-run average of 20.

While concerns about overall economic risks diminished during the reporting period, there were periods of heightened volatility when risks were more pronounced. In the second quarter of 2013, uncertainty surrounding the U.S. Federal Reserve’s (Fed) monetary policy and the tapering of the Quantitative Easing program drove volatility. Later in the year, concerns related to fiscal uncertainty and the possibility of a U.S. government shutdown led to a brief spike in volatility. Most recently, geo-political

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and macro-related volatility, stemming from Russia and emerging market economic growth prospects, have led to heightened levels of risk in the market.

Which asset allocation strategies contributed most to the Fund?

The best-performing allocations of the Fund were off-benchmark allocations to utilities and natural resources, both returning over 12% in the period. The underlying equity exposure of these investments attracted investors, given the market’s increased risk appetite, which was driven by accommodative global monetary policy.

The Fund had an underweight exposure to Treasury Inflation-Protected Securities (TIPS), which helped performance relative to the Secondary Index, as this asset class declined by 5.8% for the period. An underweight position in commodities made positive contributions, as commodities were down almost 2.0%.

The Fund’s average exposure to TIPS was approximately 26.7%, versus a 33.0% allocation to TIPS in the Secondary Index. Average exposure to commodities was approximately 14.5%, versus a 33.0% allocation to commodities in the Secondary Index.

The Prudential US Real Estate Fund outperformed the MSCI World Real Estate Index, further contributing to performance relative to the Secondary Index.

The Prudential Jennison Utility Fund also made a positive contribution to performance, rising over 26% in the period.

Which asset allocation strategies detracted most from the Fund?

The worst-performing segment of the Fund was an off-benchmark allocation to gold, which fell over 16% for the period. Holdings in this segment are primarily gold futures, which closely track gold bullion prices, which also declined over 16%. The average allocation to gold was 6.0%.

The Fund’s underweight exposure to real estate detracted from performance relative to the Secondary Index, as real estate, as measured by the MSCI World Real Estate Index, returned 1.1%, outperforming the Secondary Index. The Fund’s average exposure to real estate was 23.0%, versus a 33.0% allocation to real estate in the Secondary Index.

How did the Fund’s derivatives holdings impact performance?

The Fund’s strategies that hold derivatives had a marginal impact on relative performance.

Prudential Real Assets Fund	7

Strategy and Performance Overview (continued)

The CoreCommodities segment is a portfolio within the Fund that consists of futures contracts on individual commodities. This segment declined by 1.96% during the reporting period and underperformed the Dow Jones-UBS Commodity Index, which declined by 1.83%. The Fund’s underweight exposure to commodities helped relative performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2013, at the beginning of the period, and held through the six-month period ended February 28, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Real Assets Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Assets Fund		Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,063.60	1.20%	$6.14
	Hypothetical	$1,000.00	$1,018.84	1.20%	$6.01

Class B	Actual	$1,000.00	$1,060.00	1.95%	$9.96
	Hypothetical	$1,000.00	$1,015.12	1.95%	$9.74

Class C	Actual	$1,000.00	$1,060.00	1.95%	$9.96
	Hypothetical	$1,000.00	$1,015.12	1.95%	$9.74

Class Z	Actual	$1,000.00	$1,065.20	0.95%	$4.86
	Hypothetical	$1,000.00	$1,020.08	0.95%	$4.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2014, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the period ended February 28, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.92%	1.30%
B	2.62	2.05
C	2.62	2.05
Z	1.62	1.05

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.49% for each share class. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Real Assets Fund	11

Consolidated Portfolio of Investments

as of February 28, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 82.8%

AFFILIATED MUTUAL FUNDS 56.8%
590,846	Prudential International Real Estate Fund (Class Z)	$6,067,992
1,353,309	Prudential Jennison Global Infrastructure Fund (Class Z)	15,495,394
899,144	Prudential Jennison MLP Fund (Class Z)	9,458,991
47,655	Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	2,547,168
169,028	Prudential Short Duration High Yield Income Fund (Class Z)	1,678,947
1,049,981	Prudential US Real Estate Fund (Class Z)	13,313,758

	TOTAL AFFILIATED MUTUAL FUNDS (cost $45,370,279)(w)	48,562,250

Principal Amount (000)#
U.S. TREASURY OBLIGATIONS 26.0%
	U.S. Treasury Inflationary Indexed Bonds, TIPS
7,240	0.125%, 04/15/16-01/15/23	7,514,805
1,000	0.375%, 07/15/23	1,001,196
565	0.50%, 04/15/15	622,500
1,435	0.625%, 07/15/21-02/15/43	1,473,059
335	0.75%, 02/15/42	299,081
855	1.125%, 01/15/21	980,694
670	1.25%, 07/15/20	782,931
1,160	1.375%, 07/15/18-02/15/44	1,296,226
405	1.625%, 01/15/18	495,095
250	1.75%, 01/15/28	310,655
530	1.875%, 07/15/15-07/15/19	661,210
855	2.00%, 01/15/16-01/15/26	1,110,843
910	2.125%, 01/15/19-02/15/41	1,147,127
1,405	2.375%, 01/15/17-01/15/27	1,937,384
665	2.50%, 07/15/16-01/15/29	866,396
145	2.625%, 07/15/17	184,712
95	3.375%, 04/15/32	174,039
385	3.625%, 04/15/28	760,734
300	3.875%, 04/15/29	605,572

	TOTAL U.S. TREASURY OBLIGATIONS (cost $21,863,883)	22,224,259

	TOTAL LONG-TERM INVESTMENTS (cost $67,234,162)	70,786,509

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	13

Consolidated Portfolio of Investments

as of February 28, 2014 continued

Principal Amount (000)#	Description	Value (Note 1)
SHORT-TERM INVESTMENTS 12.5%

U.S. TREASURY OBLIGATIONS(n)(p) 11.3%
	U.S. Treasury Bills
9,100	0.028%, 05/22/14(k)	$9,099,244
600	0.06%, 03/20/14(k)	599,990

	TOTAL U.S. TREASURY OBLIGATIONS (cost $9,699,427)	9,699,234

Shares
AFFILIATED MONEY MARKET MUTUAL FUND 1.2%
992,700	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $992,700)(w)	992,700

	TOTAL SHORT-TERM INVESTMENTS (cost $10,692,127)	10,691,934

	TOTAL INVESTMENTS 95.3% (cost $77,926,289; Note 5)	81,478,443
	Other assets in excess of liabilities(y) 4.7%	4,031,452

	NET ASSETS 100.0%	$85,509,895

The following abbreviation is used in the Portfolio descriptions:

TIPS—Treasury Inflation-Protected Securities

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(n)	Rates shown are the effective yields at purchase date.
(p)	Represents security held in the Cayman Subsidiary.
(w)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(y)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Consolidated Financial Statements.

14

Commodity futures contracts open at February 28, 2014(1):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2014	Unrealized Appreciation (Depreciation)(2)
	Long Positions:
8	Brent Crude	May 2014	$845,360	$869,040	$23,680
6	Coffee ‘C’	May 2014	315,094	405,675	90,581
5	Copper	May 2014	407,013	398,438	(8,575)
5	Copper	Jul. 2014	402,138	397,563	(4,575)
24	Corn	May 2014	534,312	556,200	21,888
16	Corn	Dec. 2014	371,447	377,200	5,753
3	Cotton No. 2	May 2014	133,505	130,710	(2,795)
1	Cotton No. 2	Dec. 2014	38,930	38,910	(20)
2	Gasoline RBOB	May 2014	244,831	249,270	4,439
1	Gasoline RBOB	Jul. 2014	119,549	121,947	2,398
19	Gold 100 OZ	Apr. 2014	2,370,610	2,511,040	140,430
2	Hard Red Winter Wheat	May 2014	66,012	67,400	1,388
2	Hard Red Winter Wheat	Jul. 2014	65,900	67,050	1,150
3	Lean Hogs	Apr. 2014	108,830	128,220	19,390
4	Lean Hogs	Oct. 2014	132,760	150,400	17,640
4	Live Cattle	Apr. 2014	219,590	231,960	12,370
4	Live Cattle	Jun. 2014	208,570	214,720	6,150
3	LME Nickel	Mar. 2014	254,736	264,582	9,846
4	LME Nickel	May 2014	336,633	353,448	16,815
22	LME PRI Aluminum	Mar. 2014	1,011,647	945,535	(66,114)
19	LME PRI Aluminum	May 2014	826,745	831,606	4,861
6	LME Zinc	Mar. 2014	290,177	312,750	22,573
6	LME Zinc	May 2014	302,639	311,850	9,211
5	LME Zinc	Jul. 2014	254,625	259,500	4,875
13	Natural Gas	May 2014	587,130	591,500	4,370
5	Natural Gas	Oct. 2014	226,330	228,250	1,920
1	Natural Gas	Apr. 2015	40,270	40,490	220
7	No. 2 Soft Red Winter Wheat	May 2014	205,850	210,788	4,938
7	No. 2 Soft Red Winter Wheat	Jul. 2014	220,446	212,888	(7,558)
4	NY Harbor ULSD	May 2014	494,357	502,068	7,711
7	Silver	May 2014	702,370	743,435	41,065
5	Soybean	May 2014	329,113	353,500	24,387
4	Soybean	Jul. 2014	259,075	277,050	17,975
4	Soybean Meal	May 2014	171,910	183,080	11,170
4	Soybean Meal	Jul. 2014	165,790	177,440	11,650
11	Soybean Oil	May 2014	258,552	275,814	17,262
4	Soybean Oil	Jul. 2014	97,866	100,488	2,622

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	15

Consolidated Portfolio of Investments

as of February 28, 2014 continued

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2014	Unrealized Appreciation (Depreciation)(2)
26	Sugar #11 (World)	May 2014	$460,611	$514,259	$53,648
5	WTI Crude	May 2014	494,480	509,450	14,970
1	WTI Crude	Jun. 2014	94,630	100,950	6,320
4	WTI Crude	Dec. 2014	363,060	380,680	17,620

					563,649

	Short Positions:
3	LME Nickel	Mar. 2014	254,013	264,582	(10,569)
22	LME PRI Aluminum	Mar. 2014	955,403	945,533	9,870
7	LME PRI Aluminum	May 2014	311,082	306,381	4,701
6	LME Zinc	Mar. 2014	301,959	312,750	(10,791)
3	LME Zinc	May 2014	152,657	155,925	(3,268)
2	LME Zinc	Jul. 2014	102,720	103,800	(1,080)

					(11,137)

					$552,512

(1)	Represents positions held in the Cayman Subsidiary.
(2)	U.S. Treasury Obligations with a market value of $1,699,899 have been segregated to cover requirements for open futures contracts as of February 28, 2014. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of February 28, 2014.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Consolidated Financial Statements.

16

The following is a summary of the inputs used as of February 28, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$49,554,950	$—	$—
U.S. Treasury Obligations	—	31,923,493	—
Other Financial Instruments*
Futures	552,512	—	—

Total	$50,107,462	$31,923,493	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2014 were as follows:

Investment Type
Affiliated Mutual Funds	58.0%
U.S. Treasury Obligations	37.3

95.3
Other assets in excess of liabilities	4.7

100.0%

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	17

Consolidated Portfolio of Investments

as of February 28, 2014 continued

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and commodity risk.

The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2014 as presented in the Consolidated Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from broker-variation margin	$667,857	*	Due from broker-variation margin	$115,345	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended February 28, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(11,062)
Commodity contracts	(2,245,073)

Total	$(2,256,135)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(960)
Commodity contracts	1,103,415

Total	$1,102,455

For the year ended February 28, 2014, the Fund’s average value at trade date for futures long position was $16,432,869 and for futures short position was $1,460,792.

See Notes to Consolidated Financial Statements.

18

The Fund invested in derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting as well as instruments subject to collateral arrangements. The information about offsetting and related netting arrangements for assets and liabilities is presented in the summary below.

Offsetting of derivative assets and liabilities:

Description	Gross Amounts Recognized	Gross Amounts not subject to netting	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position
Assets:
Exchange-traded and cleared derivatives	$43,989	$—	$—	$43,989
Collateral Amount Pledged/(Received):
Exchange-traded and cleared derivatives				—

Net Amount				$43,989

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	19

Consolidated Statement of Assets and Liabilities

as of February 28, 2014

Assets
Investments at value:
Affiliated investments (cost $46,362,979)	$49,554,950
Unaffiliated investments (cost $31,563,310)	31,923,493
Cash	4,031,957
Receivable for investments sold	221,193
Receivable for Fund shares sold	127,596
Due from broker—variation margin	43,989
Dividends and interest receivable	40,571
Prepaid expenses	545

Total Assets	85,944,294

Liabilities
Payable for investments purchased	223,857
Accrued expenses	106,873
Payable for Fund shares reacquired	92,844
Distribution fee payable	6,235
Affiliated transfer agent fee payable	2,658
Management fee payable	1,932

Total Liabilities	434,399

Net Assets	$85,509,895

Net assets were comprised of:
Shares of beneficial interest, at par	$8,029
Paid-in capital in excess of par	81,048,500

81,056,529
Distributions in excess of net investment income	(14,659)
Accumulated net realized gain on investment transactions	363,369
Net unrealized appreciation on investments and foreign currencies	4,104,656

Net Assets, February 28, 2014	$85,509,895

See Notes to Consolidated Financial Statements.

20

Class A:
Net asset value and redemption price per share ($12,093,645 ÷ 1,136,510 shares of beneficial interest issued and outstanding)	$10.64
Maximum sales charge (5.50% of offering price)	.62

Maximum offering price to public	$11.26

Class B:
Net asset value, offering price and redemption price per share ($1,517,126 ÷ 142,791 shares of beneficial interest issued and outstanding)	$10.62

Class C:
Net asset value, offering price and redemption price per share ($3,725,564 ÷ 350,901 shares of beneficial interest issued and outstanding)	$10.62

Class Z:
Net asset value, offering price and redemption price per share ($68,173,560 ÷ 6,399,272 shares of beneficial interest issued and outstanding)	$10.65

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	21

Consolidated Statement of Operations

Year Ended February 28, 2014

Net Investment Income
Income
Affiliated dividend income	$886,632
Interest income	434,219
Unaffiliated dividend income (net of foreign withholding taxes of $177)	1,779

Total income	1,322,630

Expenses
Management fee	573,871
Distribution fee—Class A	39,610
Distribution fee—Class B	14,210
Distribution fee—Class C	41,163
Custodian’s fees and expenses	85,000
Registration fees	54,000
Transfer agent’s fee and expenses (including affiliated expense of $11,000)	48,000
Audit fee	45,000
Reports to shareholders	29,000
Legal fees and expenses	26,000
Trustees’ fees	13,000
Insurance	1,000
Loan interest expense	25
Miscellaneous	20,373

Total expenses	990,252
Management fee waiver and/or expense reimbursement	(449,866)
Distribution fee waiver—Class A	(6,602)

Net expenses	533,784

Net investment income	788,846

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions (including affiliated $4,545,053)	4,341,368
Net capital gain distribution received (including affiliated $478,740)	478,740
Futures transactions	(2,256,135)

2,563,973

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(1,038,745))	(2,867,405)
Futures	1,102,455
Foreign currencies	(10)

(1,764,960)

Net gain on investments and foreign currencies	799,013

Net Increase In Net Assets Resulting From Operations	$1,587,859

See Notes to Consolidated Financial Statements.

22

Consolidated Statement of Changes in Net Assets

	Year Ended February 28,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$788,846	$411,104
Net realized gain (loss) on investment transactions	2,563,973	(505,691)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,764,960)	2,249,120

Net increase in net assets resulting from operations	1,587,859	2,154,533

Dividends from net investment income (Note 1)
Class A	(90,851)	(116,012)
Class B	(136)	(3,178)
Class C	(327)	(9,715)
Class Z	(613,804)	(542,795)

	(705,118)	(671,700)

Fund Share Transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	36,122,510	19,091,566
Net asset value of shares issued in reinvestment of dividends	704,467	665,681
Cost of shares reacquired	(31,560,883)	(8,936,030)

Net increase in net assets resulting from Fund share transactions	5,266,094	10,821,217

Total increase	6,148,835	12,304,050

Net Assets
Beginning of year	79,361,060	67,057,010

End of year	$85,509,895	$79,361,060

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	23

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was established on January 28, 2000, as a Delaware Business Trust. The Trust operates as a series company. At February 28, 2014, the Trust consisted of four investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. The information presented in these consolidated financial statements pertains to Prudential Real Assets Fund (the “Fund”), a non-diversified series of the Trust. The Fund commenced investment operations on December 30, 2010. The investment objective of the Fund is to seek long-term real return.

The Fund wholly owns and controls the Prudential Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary.

The Subsidiary commenced operations on January 3, 2011. The Fund commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting rules relating to reporting of a wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or

24

Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance to recent Commodity Futures Trading Commission rule amendments.

As of February 28, 2014, the Fund held $13,768,563 in the Subsidiary, representing 16.1% of the Fund’s net assets.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Prudential Real Assets Fund	25

Notes to Consolidated Financial Statements

continued

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Consolidated Portfolio of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

26

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Prudential Real Assets Fund	27

Notes to Consolidated Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs) and in ETFs whose returns are linked to commodities or commodity indices within the limits of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

28

Inflation-Protected Securities: The Fund may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Consolidated Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Prudential Real Assets Fund	29

Notes to Consolidated Financial Statements

continued

Master Netting Arrangements: The Fund may be subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

30

its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PI has entered into subadvisory agreements with Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and CoreCommodity Management, LLC (“Core”), each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60% of the average daily net assets of the Fund.

The Subsidiary has entered into a separate management agreement with PI whereby PI provides advisory and other services to the Subsidiary substantially similar to the services provided by PI to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of .60% of the average daily net assets of the Subsidiary. PI has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PI also had entered into two separate Subadvisory Agreements with QMA and Core relating to the Subsidiary.

Prudential Real Assets Fund	31

Notes to Consolidated Financial Statements

continued

PI had contractually agreed to limit net annual fund operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including Acquired Fund dividend and interest expense on short sales), brokerage, taxes (including Acquired Fund taxes), extraordinary and certain other expenses) of each class of shares to 1.50% of the Fund’s average daily net assets. Effective on May 16, 2013, the expense limit was reduced to .95% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $13,953 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2014. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2014, it received $2,962 and $1,739 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIMS, QMA, PIM, and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

32

agent fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2014, aggregated $80,723,710 and $71,022,171 respectively. United States government securities represent $17,671,082 and $21,405,948 of those purchases and sales, respectively.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended February 28, 2014 is presented as follows:

Affiliated Mutual Funds	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, end of year
Prudential International Real Estate Fund (Class Z)	$7,773,710	$6,297,766	$7,720,660	$223,816	$6,067,992
Prudential Jennison Global Infrastructure Fund (Class Z)	—	15,130,000	—	—	15,495,394
Prudential Jennison MLP Fund (Class Z)	—	9,450,000	—	—	9,458,991
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	3,761,172	8,620,400	10,489,080	—	2,547,168
Prudential Jennison Utility Fund (Class Z)	11,497,116	11,116,596	25,095,793	722,896	—
Prudential Short-Term Corporate Bond Fund (Class Q)	—	1,670,000	1,670,000	—	—
Prudential Short Duration High Yield Income Fund (Class Z)	—	1,673,877	—	—	1,678,947
Prudential US Real Estate Fund (Class Z)	8,261,423	9,036,175	4,256,760	413,225	13,313,758

	$31,293,421	$62,994,814	$49,232,293	$1,359,937	$48,562,250

Prudential Real Assets Fund	33

Notes to Consolidated Financial Statements

continued

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par. For the year ended February 28, 2014, the adjustments were to decrease distributions in excess of net investment income by $192,940, decrease accumulated net realized gain on investment transactions by $167,940 and decrease paid-in capital in excess of par by $25,000, due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary, tax treatment of dividends received from regulated investment companies, reclassification of dividends and other book to tax adjustment. Net investment income, net realized gain (loss) on investments and foreign currencies and net assets were not affected by this change.

For the years ended February 28, 2014 and February 28, 2013, the tax character of dividends paid as reflected in the Consolidated Statement of Changes in Net Assets were $705,118 and $671,700 of ordinary income, respectively.

As of February 28, 2014, the accumulated undistributed earnings on a tax basis were $118,986 of ordinary income and $4,183,857 of long-term capital gains. This differs from the amount shown on the Consolidated Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of February 28, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$81,865,763	$4,209,879	$(4,597,199)	$(387,320)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and the tax treatment of the investment in the Subsidiary.

34

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of February 28, 2014, Prudential owned 4,149,850 Class Z shares of the Fund.

Prudential Real Assets Fund	35

Notes to Consolidated Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2014:
Shares sold	318,925	$3,321,618
Shares issued in reinvestment of dividends and distributions	8,864	90,502
Shares reacquired	(633,718)	(6,549,873)

Net increase (decrease) in shares outstanding before conversion	(305,929)	(3,137,753)
Shares issued upon conversion from Class B	852	8,672

Net increase (decrease) in shares outstanding	(305,077)	(3,129,081)

Year ended February 28, 2013:
Shares sold	694,199	$7,187,845
Shares issued in reinvestment of dividends and distributions	10,868	113,893
Shares reacquired	(512,297)	(5,322,302)

Net increase (decrease) in shares outstanding before conversion	192,770	1,979,436
Shares issued upon conversion from Class B	5,399	55,712

Net increase (decrease) in shares outstanding	198,169	$2,035,148

Class B
Year ended February 28, 2014:
Shares sold	50,797	$519,338
Shares issued in reinvestment of dividends and distributions	13	135
Shares reacquired	(49,173)	(497,703)

Net increase (decrease) in shares outstanding before conversion	1,637	21,770
Shares reacquired upon conversion into Class A	(858)	(8,672)

Net increase (decrease) in shares outstanding	779	$13,098

Year ended February 28, 2013:
Shares sold	59,635	$607,649
Shares issued in reinvestment of dividends and distributions	283	2,964
Shares reacquired	(13,120)	(135,377)

Net increase (decrease) in shares outstanding before conversion	46,798	475,236
Shares reacquired upon conversion into Class A	(5,417)	(55,712)

Net increase (decrease) in shares outstanding	41,381	$419,524

36

Class C	Shares	Amount
Year ended February 28, 2014:
Shares sold	71,179	$739,901
Shares issued in reinvestment of dividends and distributions	32	325
Shares reacquired	(144,881)	(1,489,823)

Net increase (decrease) in shares outstanding	(73,670)	$(749,597)

Year ended February 28, 2013:
Shares sold	112,577	$1,166,558
Shares issued in reinvestment of dividends and distributions	923	9,665
Shares reacquired	(63,994)	(658,094)

Net increase (decrease) in shares outstanding	49,506	$518,129

Class Z
Year ended February 28, 2014:
Shares sold	3,036,336	$31,541,653
Shares issued in reinvestment of dividends and distributions	60,030	613,505
Shares reacquired	(2,236,886)	(23,023,484)

Net increase (decrease) in shares outstanding	859,480	$9,131,674

Year ended February 28, 2013:
Shares sold	968,669	$10,129,514
Shares issued in reinvestment of dividends and distributions	51,471	539,159
Shares reacquired	(273,782)	(2,820,257)

Net increase (decrease) in shares outstanding	746,358	$7,848,416

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Companies”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Companies pay an annualized commitment fee of .08% on the unused portion of the SCA. Prior to November 5, 2013, the Companies had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended February 28, 2014. The average daily balance for the 2 days the Fund had loans outstanding during the period was approximately $306,000, borrowed at a weighted average interest rate of 1.45%. At February 28, 2014, the Fund did not have an outstanding loan amount.

Prudential Real Assets Fund	37

Financial Highlights

Class A Shares
	Year Ended February 28, 2014(b)	Year Ended February 28, 2013(b)	Year Ended February 29, 2012(b)	December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.51	$10.29	$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.10	.05	.01	(.01)
Net realized and unrealized gain on investments	.11	.26	.24	.19
Total from investment operations	.21	.31	.25	.18
Less Dividends and Distributions:
Dividends from net investment income	(.08)	(.09)	(.14)	-
Total dividends and distributions	(.08)	(.09)	(.14)	-
Net asset value, end of period	$10.64	$10.51	$10.29	$10.18
Total Return (a):	2.01%	2.99%	2.46%	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12,094	$15,148	$12,796	$794
Average net assets (000)	$13,203	$13,700	$9,183	$115
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.81%	1.28%	1.46%	1.45%	(e)
Expenses before waivers and/or expense reimbursement	1.43%	1.46%	1.84%	4.98%	(e)
Net investment income (loss)	.93%	.45%	.09%	(.42)%	(e)
Portfolio turnover rate	114%	45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Consolidated Financial Statements.

38

Class B Shares
	Year Ended February 28, 2014(b)		Year Ended February 28, 2013(b)	Year Ended February 29, 2012(b)	December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.49		$10.29	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.02		(.03)	(.08)	(.02)
Net realized and unrealized gain on investments	.11		.25	.26	.19
Total from investment operations	.13		.22	.18	.17
Less Dividends and Distributions:
Dividends from net investment income	-	(g)	(.02)	(.06)	-
Total dividends and distributions	-	(g)	(.02)	(.06)	-
Net asset value, end of period	$10.62		$10.49	$10.29	$10.17
Total Return(a):	1.25%		2.16%	1.78%	1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,517		$1,490	$1,035	$76
Average net assets (000)	$1,421		$1,376	$633	$47
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.56%		2.03%	2.21%	2.20%	(e)
Expenses before waivers and/or expense reimbursement	2.13%		2.16%	2.51%	5.68%	(e)
Net investment income (loss)	.22%		(.30)%	(.82)%	(1.36)%	(e)
Portfolio turnover rate	114%		45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	39

Financial Highlights

continued

Class C Shares
	Year Ended February 28, 2014(b)		Year Ended February 28, 2013(b)	Year Ended February 29, 2012(b)	December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.48		$10.28	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.02		(.03)	(.07)	(.02)
Net realized and unrealized gain on investments	.12		.25	.25	.18
Total from investment operations	.14		.22	.18	.16
Less Dividends and Distributions:
Dividends from net investment income	-	(g)	(.02)	(.06)	-
Total dividends and distributions	-	(g)	(.02)	(.06)	-
Net asset value, end of period	$10.62		$10.48	$10.28	$10.16
Total Return(a):	1.35%		2.17%	1.79%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,726		$4,451	$3,856	$549
Average net assets (000)	$4,116		$4,110	$2,558	$114
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.56%		2.03%	2.21%	2.20%	(e)
Expenses before waivers and/or expense reimbursement	2.13%		2.16%	2.53%	5.68%	(e)
Net investment income (loss)	.17%		(.27)%	(.74)%	(1.07)%	(e)
Portfolio turnover rate	114%		45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005.

See Notes to Consolidated Financial Statements.

40

Class Z Shares
	Year Ended February 28, 2014(b)	Year Ended February 28, 2013(b)	Year Ended February 29, 2012(b)	December 30, 2010(d) through February 28, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$10.52	$10.30	$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.11	.07	.06	(.01)
Net realized and unrealized gain on investments	.12	.26	.22	.19
Total from investment operations	.23	.33	.28	.18
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.11)	(.16)	-
Total dividends and distributions	(.10)	(.11)	(.16)	-
Net asset value, end of period	$10.65	$10.52	$10.30	$10.18
Total Return(a):	2.27%	3.22%	2.81%	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$68,174	$58,273	$49,371	$41,270
Average net assets (000)	$60,758	$50,717	$44,750	$40,011
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.56%	1.03%	1.21%	1.20%	(e)
Expenses before waivers and/or expense reimbursement	1.13%	1.16%	1.58%	4.68%	(e)
Net investment income (loss)	1.08%	.72%	.56%	(.45)%	(e)
Portfolio turnover rate	114%	45%	52%	4%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying consolidated statement of assets and liabilities of Prudential Real Assets Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the consolidated portfolio of investments, as of February 28, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period December 30, 2010 (commencement of operations) through February 28, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2014

42

Tax Information

(Unaudited)

For the year ended February 28, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Real Assets Fund	80.49%	61.66%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2014.

Prudential Real Assets Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Real Assets Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.
Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Real Assets Fund

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Lee D. Augsburger (54) Chief Compliance Officer	Senior Vice President, Chief Ethics & Compliance Officer of Prudential Financial, Inc. (2009-Present); formerly Senior Vice President, Chief Compliance Officer (2007-2009) of Prudential Financial, Inc.; Vice President, Chief Compliance Officer (2003-2007) of Prudential Investments LLC; Vice President, Chief Compliance Officer (October 2000 - 2007) of Prudential Investment Management, Inc.; Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.	Since 2014
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Real Assets Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (46) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (52) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	CoreCommodity Management, LLC	The Metro Center One Stamford Place Three North Stamford, CT 06902

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Assets Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ASSETS FUND

SHARE CLASS	A	B	C	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K777

MF207E    0260365-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STRATEGIC VALUE FUND

ANNUAL REPORT • FEBRUARY 28, 2014

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2014 Prudential Financial, Inc., and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

April 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Strategic Value Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2014.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Strategic Value Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Strategic Value Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/14
	One Year	Five Years	Ten Years
Class A	23.48%	167.93%	68.01%
Class B	22.63	158.42	55.98
Class C	22.63	158.42	55.98
Class Z	23.82	171.37	72.30
Russell 1000® Value Index	23.44	183.63	101.09
S&P 500 Index	25.36	181.34	99.67
Lipper Large-Cap Value Funds Average*	24.14	164.63	87.51
Lipper Multi-Cap Value Funds Average	25.43	198.84	94.33

Average Annual Total Returns (With Sales Charges) as of 3/31/14
	One Year	Five Years	Ten Years
Class A	15.55%	19.16%	5.37%
Class B	16.44	19.50	5.19
Class C	20.46	19.58	5.18
Class Z	22.62	20.81	6.24
Russell 1000 Value Index	21.57	21.75	7.58
S&P 500 Index	21.84	21.14	7.41
Lipper Large-Cap Value Funds Average*	21.83	19.83	6.76
Lipper Multi-Cap Value Funds Average	22.49	22.35	7.01

Average Annual Total Returns (With Sales Charges) as of 2/28/14
	One Year	Five Years	Ten Years
Class A	16.69%	20.42%	4.73%
Class B	17.63	20.82	4.55
Class C	21.63	20.91	4.55
Class Z	23.82	22.10	5.59

*The Fund is compared to the Lipper Large-Cap Value Performance Universe, although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Performance Universe. The Lipper Large-Cap Value Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (Without Sales Charges) as of 2/28/14
	One Year	Five Years	Ten Years
Class A	23.48%	21.79%	5.33%
Class B	22.63	20.91	4.55
Class C	22.63	20.91	4.55
Class Z	23.82	22.10	5.59

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2004) and the account values at the end of the current fiscal year (February 28, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Strategic Value Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

Benchmark Definitions

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the U.S. have performed.

Lipper Large-Cap Value Funds Average

The Lipper Large-Cap Value Funds Average represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Large-Cap Value Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

Lipper Multi-Cap Value Funds Average

The Lipper Multi-Cap Value Funds Average represents returns based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Averages are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/14
Exxon Mobil Corp., Oil, Gas, & Consumable Fuels	4.7%
Chevron Corp., Oil, Gas, & Consumable Fuels	2.8
Wells Fargo & Co., Banks	2.8
JPMorgan Chase & Co., Diversified Financial Services	2.5
Johnson & Johnson, Pharmaceuticals	2.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/14
Oil, Gas, & Consumable Fuels	16.6%
Banks	8.1
Diversified Financial Services	7.1
Insurance	7.1
Pharmaceuticals	5.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Strategic Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ending February 28, 2014, the Prudential Strategic Value Fund’s Class A shares returned 23.48%, narrowly outperforming the 23.44% return of the benchmark Russell 1000 Value Index (the Index), and underperforming the 25.43% return of the Lipper Multi-Cap Value Funds average and the 24.14% return of the Lipper Large-Cap Value Funds Average.

What were market conditions like during the reporting period?

The market’s advance during the reporting period reflected an improving economic outlook, as equities soared to record levels. Strength in corporate profits continued, housing and employment indicators improved, and consumer confidence rose.

•

During the first quarter of 2013, U.S. equity markets were temporarily sidetracked by a banking crisis flare-up in Cyprus, but stocks recovered on generally strong corporate earnings. In the second quarter, the housing industry improved, auto sales were strong, and consumer spending rose. The Federal Reserve (the Fed) announced that it could begin to “taper” its bond-buying stimulus program later in the year. Stocks sold off in a very volatile June, although U.S. equities rebounded to close the quarter in record territory.

•

U.S. equities rose on strength in corporate earnings and an improving U.S. economy in the third quarter. But in August stocks slumped on recurring anxiety that the Fed would begin scaling back its bond-buying program. Stocks closed the third quarter with modest gains.

•

In December, the Fed announced its intentions to moderately reduce bond buying (the “taper”) amid stronger economic growth. Investors greeted the news with enthusiasm, and the markets rallied. Stocks got off to a weak start in January 2014, posting a decline on concerns about the health of the global economy. In February, stocks were back on track posting gains.

•

Top sector performers in the Index included consumer discretionary, information technology, and healthcare, which all posted gains of more than 30%. Industrials, financials, and materials chalked up gains over 20%. Consumer staples, energy, and utilities also posted double-digit gains. Telecommunications services lagged with a marginal decline. The heaviest weighted sector in the Index was financials and the lowest weighted was telecommunications.

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What sector allocation strategies and holdings contributed most to the Fund’s performance?

Strong stock selection within industrials, information technology, and healthcare were the primary contributors to the Fund’s positive relative performance versus the Russell 1000 Value Index during the period.

•

Within the industrials sector, the Fund’s holdings in aerospace and defense companies were the largest contributors to performance. In general, these companies managed to report strong operating results despite cuts to the U.S. defense budget. The stock of Northrop Grumman, a defense and commercial electronics manufacturer, nearly doubled due to the company’s ongoing cost management and share buybacks. Exelis, another leading supplier of defense electronics, also turned in strong operating numbers, driven by cost-cutting initiatives and productivity enhancements. As a result, Exelis stock also nearly doubled during the period. In addition, the stock of Alliant Techsystems, a defense manufacturer that also supplies ammunition and related accessories to law enforcement and commercial customers, aided the Fund’s returns. Strong consumer-driven growth in Alliant’s sporting firearms business provided a good offset to its revenue-challenged defense business.

•

Airline stocks also turned in one of the better performances within the industrials sector. The Fund’s overweight positions in Delta Air Lines and Alaska Air were key contributors to the Fund’s returns. Earnings of these companies benefited from effective cost containment and disciplined capacity and capital management.

•

The Fund’s underweighted position in General Electric (GE), whose stock performance lagged the benchmark, also aided returns. Earnings quality at GE has been variable, and its large size and complexity make it difficult to outperform smaller peers.

•

In the information technology sector, an overweight position in Harris Corp., an international communications technology company serving government and commercial markets, was another beneficiary of the now-familiar story of better overall margins driving earnings despite falling revenues from government budget pressures. Ongoing cost savings and favorable product mix changes, combined with share buybacks, helped Harris’ stock turn in an impressive performance.

•

An above-benchmark exposure to CoreLogic, a provider of data and analytics and mortgage origination services, also helped performance. The company’s earnings benefited from a higher level of loan originations and market share gains within its mortgage origination business. Share buybacks also aided the stock’s performance.

Prudential Strategic Value Fund	7

Strategy and Performance Overview (continued)

•

In healthcare, the Fund’s overweight in and favorable selection among healthcare providers drove performance. Despite the uncertainty regarding the impact of the Affordable Care Act, earnings of many of the providers came in above investors’ initial expectations.

What sector allocation strategies and holdings detracted most from the Fund’s performance?

The Fund’s overweight in energy and adverse stock selection among energy stocks, as well as an underweight in the strong-performing consumer discretionary sector, were the primary detractors from performance.

•

Energy stocks generally lagged the Index during the period. The Fund’s above-benchmark holdings in the mega-capitalization companies Exxon Mobil, Chevron, and Marathon Petroleum, whose stocks had well-below market returns, were key detractors. Pressure on oil prices and less-than-expected production growth for much of the period generally disappointed investors.

•

In addition, holdings in oil refiners, including HollyFrontier Corp., whose stock fell by double digits, also penalized performance. Earnings of HollyFrontier and other refiners were below consensus for much of the period due to cost pressures on refining margins.

•

In the consumer discretionary sector, an underweight to media companies, especially Walt Disney, hurt performance. Despite its already rich valuation, performance of Disney stock continued to be strong, as earnings generally surpassed expectations and management accelerated share buybacks.

•

The “premature” sale of the Fund’s holding in Dillard’s, a multiline retailer targeting higher-income customers, also detracted from performance. Dillard’s stock was stronger in the latter part of the period, as its earnings surpassed expectations.

•

In addition, not owning Johnson Controls, a manufacturer of car batteries, automotive interiors, and other accessories, also hurt performance. Investors were cheered by the company’s operating results and by its decision to sell its low-profit-margin interiors business.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2013, at the beginning of the period, and held through the six-month period ended February 28, 2014. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on this page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Strategic Value Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Strategic Value Fund		Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,131.60	1.40%	$7.40
	Hypothetical	$1,000.00	$1,017.85	1.40%	$7.00

Class B	Actual	$1,000.00	$1,127.80	2.15%	$11.34
	Hypothetical	$1,000.00	$1,014.13	2.15%	$10.74

Class C	Actual	$1,000.00	$1,127.80	2.15%	$11.34
	Hypothetical	$1,000.00	$1,014.13	2.15%	$10.74

Class Z	Actual	$1,000.00	$1,132.40	1.15%	$6.08
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2014, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the period ended February 28, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A
	1.49%	1.42%
B
	2.19	2.17
C
	2.19	2.17
Z
	1.19	1.17

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Strategic Value Fund	11

Portfolio of Investments

as of February 28, 2014

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 98.4%

COMMON STOCKS 97.8%

Aerospace & Defense 4.0%
33,000	Exelis, Inc.	$674,190
3,500	General Dynamics Corp.	383,390
2,800	L-3 Communications Holdings, Inc.	323,120
6,800	Northrop Grumman Corp.	823,004
6,300	Raytheon Co.	616,833

		2,820,537

Airlines 1.6%
6,300	Alaska Air Group, Inc.	545,832
26,300	Southwest Airlines Co.	590,172

		1,136,004

Auto Components 1.4%
7,200	Lear Corp.	584,640
4,700	TRW Automotive Holdings Corp.*	386,904

		971,544

Automobiles 1.6%
49,200	Ford Motor Co.	757,188
9,500	General Motors Co.*	343,900

		1,101,088

Banks 8.1%
3,400	BankUnited, Inc.	113,832
6,700	BB&T Corp.	253,260
2,600	BOK Financial Corp.	168,298
21,800	Fifth Third Bancorp	472,951
200	First Citizens BancShares, Inc. (Class A Stock)	44,878
25,200	Huntington Bancshares, Inc.	240,156
29,100	KeyCorp	383,247
6,100	PNC Financial Services Group, Inc. (The)	498,858
13,600	Regions Financial Corp.	144,704
14,400	SunTrust Banks, Inc.	542,592
20,800	U.S. Bancorp	855,712
42,156	Wells Fargo & Co.	1,956,881

		5,675,369

See Notes to Financial Statements.

Prudential Strategic Value Fund	13

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology 0.1%
700	United Therapeutics Corp.*	$70,994

Capital Markets 2.0%
4,800	Ameriprise Financial, Inc.	523,152
5,200	Goldman Sachs Group, Inc. (The)	865,540

		1,388,692

Chemicals 1.0%
8,100	LyondellBasell Industries NV (Class A Stock)	713,448

Commercial Services & Supplies 0.5%
13,200	Pitney Bowes, Inc.	335,940

Communications Equipment 2.8%
25,800	Brocade Communications Systems, Inc.*	246,906
49,300	Cisco Systems, Inc.	1,074,740
9,000	Harris Corp.	664,380

		1,986,026

Construction & Engineering 0.2%
5,000	AECOM Technology Corp.*	159,700

Consumer Finance 2.4%
10,900	Capital One Financial Corp.	800,387
7,600	Discover Financial Services	436,088
17,900	SLM Corp.	428,526

		1,665,001

Containers & Packaging 0.4%
1,800	Ball Corp.	100,008
4,200	Crown Holdings, Inc.*	189,084

		289,092

Diversified Financial Services 7.1%
75,219	Bank of America Corp.	1,243,370
9,400	Berkshire Hathaway, Inc. (Class B Stock)*	1,088,332
15,100	Citigroup, Inc.	734,313
31,200	JPMorgan Chase & Co.	1,772,784
4,800	NASDAQ OMX Group, Inc. (The)	184,272

		5,023,071

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services 1.4%
23,320	AT&T, Inc.	$744,608
8,700	CenturyLink, Inc.	271,962

		1,016,570

Electric Utilities 3.7%
10,000	American Electric Power Co., Inc.	502,000
8,000	Duke Energy Corp.	567,040
8,400	Edison International	439,908
2,500	Entergy Corp.	159,550
6,900	FirstEnergy Corp.	212,382
3,100	Pinnacle West Capital Corp.	172,515
13,700	PPL Corp.	442,373
3,300	Xcel Energy, Inc.	99,957

		2,595,725

Electrical Equipment 0.1%
1,400	Emerson Electric Co.	91,364

Electronic Equipment, Instruments & Components 0.4%
6,700	Avnet, Inc.	291,651

Energy Equipment & Services 0.8%
4,700	Nabors Industries Ltd.	108,194
15,700	Superior Energy Services, Inc.	464,563

		572,757

Food & Staples Retailing 0.7%
12,000	Kroger Co. (The)	503,280

Gas Utilities 1.1%
1,900	AGL Resources, Inc.	89,376
6,700	Atmos Energy Corp.	308,870
7,900	UGI Corp.	353,051

		751,297

Healthcare Providers & Services 2.9%
5,700	Aetna, Inc.	414,447
2,000	Cigna Corp.	159,180
14,000	HCA Holdings, Inc.*	716,800
500	UnitedHealth Group, Inc.	38,635

See Notes to Financial Statements.

Prudential Strategic Value Fund	15

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
7,900	WellPoint, Inc.	$715,661

		2,044,723

Hotels, Restaurants & Leisure 0.1%
2,100	Royal Caribbean Cruises Ltd.	111,153

Household Durables 0.3%
1,500	Whirlpool Corp.	216,945

Household Products 1.4%
12,400	Procter & Gamble Co. (The)	975,384

Independent Power & Renewable Electricity Producers 0.7%
34,400	AES Corp. (The)	469,560

Industrial Conglomerates 2.0%
55,100	General Electric Co.	1,403,397

Insurance 7.1%
5,400	ACE Ltd.	528,498
1,200	Allied World Assurance Co. Holdings AG	119,664
3,700	Allstate Corp. (The)	200,762
8,700	American Financial Group, Inc.	497,292
11,600	American International Group, Inc.	577,332
3,300	Aspen Insurance Holdings Ltd.	123,948
6,900	Axis Capital Holdings Ltd.	303,393
5,000	Chubb Corp. (The)	437,400
2,200	Everest Re Group Ltd.	328,328
4,600	HCC Insurance Holdings, Inc.	201,940
7,600	Kemper Corp.	294,728
3,100	PartnerRe Ltd.	306,528
2,600	ProAssurance Corp.	118,196
4,500	Reinsurance Group of America, Inc.	346,455
7,000	Travelers Cos., Inc. (The)	586,880

		4,971,344

IT Services 1.5%
4,300	Computer Sciences Corp.	271,760
4,900	CoreLogic, Inc.*	159,740
6,400	DST Systems, Inc.	601,472

		1,032,972

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery 1.2%
1,500	Deere & Co.	$128,895
10,700	Oshkosh Corp.	618,781
1,200	Trinity Industries, Inc.	86,172

		833,848

Media 0.5%
800	DIRECTV*	62,080
5,000	Gannett Co., Inc.	148,750
1,400	Walt Disney Co. (The)	113,134

		323,964

Metals & Mining 1.2%
22,100	Freeport-McMoRan Copper & Gold, Inc.	720,902
1,800	Reliance Steel & Aluminum Co.	124,704

		845,606

Multi-Utilities 2.2%
6,200	Alliant Energy Corp.	336,288
6,400	Ameren Corp.	258,624
1,200	DTE Energy Co.	86,112
10,300	PG&E Corp.	453,818
11,400	Public Service Enterprise Group, Inc.	417,924

		1,552,766

Multiline Retail 0.8%
7,100	Macy’s, Inc.	410,806
2,100	Target Corp.	131,334

		542,140

Office Electronics 0.4%
26,500	Xerox Corp.	291,235

Oil, Gas & Consumable Fuels 16.6%
3,500	Anadarko Petroleum Corp.	294,560
5,000	Apache Corp.	396,450
14,500	Chesapeake Energy Corp.	375,695
17,200	Chevron Corp.	1,983,676
4,600	Cimarex Energy Co.	532,266
14,096	ConocoPhillips	937,384
6,300	CVR Energy, Inc.	247,905

See Notes to Financial Statements.

Prudential Strategic Value Fund	17

Portfolio of Investments

as of February 28, 2014 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
34,500	Exxon Mobil Corp.	$3,321,315
4,000	Hess Corp.	320,120
12,300	Marathon Oil Corp.	412,050
5,400	Marathon Petroleum Corp.	453,600
8,100	Occidental Petroleum Corp.	781,812
10,200	Phillips 66	763,572
9,300	Valero Energy Corp.	446,214
6,400	Whiting Petroleum Corp.*	439,744

		11,706,363

Pharmaceuticals 5.4%
9,800	Eli Lilly & Co.	584,178
18,700	Johnson & Johnson	1,722,644
10,000	Merck & Co., Inc.	569,900
29,356	Pfizer, Inc.	942,621

		3,819,343

Real Estate Investment Trusts (REITs) 1.2%
12,300	American Capital Agency Corp.	274,167
26,900	Annaly Capital Management, Inc.	300,742
31,400	MFA Financial, Inc.	246,804

		821,713

Road & Rail 2.9%
2,200	AMERCO	512,468
22,800	CSX Corp.	631,788
7,600	Norfolk Southern Corp.	698,516
3,100	Ryder System, Inc.	233,492

		2,076,264

Semiconductors & Semiconductor Equipment 1.1%
30,500	Intel Corp.	755,180

Software 2.2%
12,000	CA, Inc.	402,000
5,000	Microsoft Corp.	191,550
11,600	Oracle Corp.	453,676
24,800	Symantec Corp.	532,704

		1,579,930

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 3.8%
2,500	Apple, Inc.	$1,315,600
21,800	Hewlett-Packard Co.	651,384
7,900	Western Digital Corp.	687,221

		2,654,205

Thrifts & Mortgage Finance 0.4%
13,400	Washington Federal, Inc.	300,428

Trading Companies & Distributors 0.5%
15,000	MRC Global, Inc.*	385,800

	TOTAL COMMON STOCKS (cost $53,728,513)	68,873,413

EXCHANGE TRADED FUND 0.6%
4,500	iShares Russell 1000 Value Index Fund (cost $402,922)	426,060

	TOTAL LONG-TERM INVESTMENTS (cost $54,131,435)	69,299,473

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MONEY MARKET MUTUAL FUND
794,906	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $794,906)(Note 3)(a)	794,906

	TOTAL INVESTMENTS 99.5% (cost $54,926,341; Note 5)	70,094,379
	Other assets in excess of liabilities 0.5%	322,284

	NET ASSETS 100.0%	$70,416,663

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

Prudential Strategic Value Fund	19

Portfolio of Investments

as of February 28, 2014 continued

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$2,820,537	$—	$—
Airlines	1,136,004	—	—
Auto Components	971,544	—	—
Automobiles	1,101,088	—	—
Banks	5,675,369	—	—
Biotechnology	70,994	—	—
Capital Markets	1,388,692	—	—
Chemicals	713,448	—	—
Commercial Services & Supplies	335,940	—	—
Communications Equipment	1,986,026	—	—
Construction & Engineering	159,700	—	—
Consumer Finance	1,665,001	—	—
Containers & Packaging	289,092	—	—
Diversified Financial Services	5,023,071	—	—
Diversified Telecommunication Services	1,016,570	—	—
Electric Utilities	2,595,725	—	—
Electrical Equipment	91,364	—	—
Electronic Equipment, Instruments & Components	291,651	—	—
Energy Equipment & Services	572,757	—	—
Food & Staples Retailing	503,280	—	—
Gas Utilities	751,297	—	—
Healthcare Providers & Services	2,044,723	—	—
Hotels, Restaurants & Leisure	111,153	—	—
Household Durables	216,945	—	—
Household Products	975,384	—	—
Independent Power & Renewable Electricity Producers	469,560	—	—
Industrial Conglomerates	1,403,397	—	—
Insurance	4,971,344	—	—
IT Services	1,032,972	—	—
Machinery	833,848	—	—
Media	323,964	—	—
Metals & Mining	845,606	—	—

See Notes to Financial Statements.

20

	Level 1	Level 2	Level 3
Common Stocks (continued):
Multi-Utilities	$1,552,766	$—	$—
Multiline Retail	542,140	—	—
Office Electronics	291,235	—	—
Oil, Gas & Consumable Fuels	11,706,363	—	—
Pharmaceuticals	3,819,343	—	—
Real Estate Investment Trusts (REITs)	821,713	—	—
Road & Rail	2,076,264	—	—
Semiconductors & Semiconductor Equipment	755,180	—	—
Software	1,579,930	—	—
Technology Hardware, Storage & Peripherals	2,654,205	—	—
Thrifts & Mortgage Finance	300,428	—	—
Trading Companies & Distributors	385,800	—	—
Exchange Traded Fund	426,060	—	—
Affiliated Money Market Mutual Fund	794,906	—	—

Total	$70,094,379	$—	$—

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2014 were as follows:

Oil, Gas & Consumable Fuels	16.6%
Banks	8.1
Diversified Financial Services	7.1
Insurance	7.1
Pharmaceuticals	5.4
Aerospace & Defense	4.0
Technology Hardware, Storage & Peripherals	3.8
Electric Utilities	3.7
Healthcare Providers & Services	2.9
Road & Rail	2.9
Communications Equipment	2.8
Consumer Finance	2.4
Multi-Utilities	2.2
Software	2.2
Capital Markets	2.0
Industrial Conglomerates	2.0
Airlines	1.6
Automobiles	1.6
IT Services	1.5
Auto Components	1.4
Diversified Telecommunication Services	1.4
Household Products	1.4
Machinery	1.2
Metals & Mining	1.2
Real Estate Investment Trusts (REITs)	1.2
Affiliated Money Market Mutual Fund	1.1
Gas Utilities	1.1%
Semiconductors & Semiconductor Equipment	1.1
Chemicals	1.0
Energy Equipment & Services	0.8
Multiline Retail	0.8
Food & Staples Retailing	0.7
Independent Power & Renewable Electricity Producers	0.7
Exchange Traded Fund	0.6
Commercial Services & Supplies	0.5
Trading Companies & Distributors	0.5
Media	0.5
Containers & Packaging	0.4
Electronic Equipment, Instruments & Components	0.4
Office Electronics	0.4
Thrifts & Mortgage Finance	0.4
Household Durables	0.3
Construction & Engineering	0.2
Biotechnology	0.1
Electrical Equipment	0.1
Hotels, Restaurants & Leisure	0.1

99.5
Other assets in excess of liabilities	0.5

100.0%

See Notes to Financial Statements.

Prudential Strategic Value Fund	21

Statement of Assets & Liabilities

as of February 28, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $54,131,435)	$69,299,473
Affiliated Investments (cost $794,906)	794,906
Receivable for Fund shares sold	313,478
Dividends receivable	201,759
Prepaid expenses	489

Total assets	70,610,105

Liabilities
Accrued expenses	62,018
Payable for Fund shares reacquired	65,538
Management fee payable	47,559
Distribution fee payable	15,172
Affiliated transfer agent fee payable	1,902
Deferred trustees’ fees	1,253

Total liabilities	193,442

Net Assets	$70,416,663

Net assets were comprised of:
Shares of beneficial interest, at par	$4,868
Paid-in capital in excess of par	54,209,123

54,213,991
Undistributed net investment income	98,642
Accumulated net realized gain on investment transactions	935,992
Net unrealized appreciation on investments	15,168,038

Net assets, February 28, 2014	$70,416,663

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($22,562,147 ÷ 1,555,130 shares of beneficial interest issued and outstanding)	$14.51
Maximum sales charge (5.50% of offering price)	0.84

Maximum offering price to public	$15.35

Class B
Net asset value, offering price and redemption price per share
($1,478,322 ÷ 106,921 shares of beneficial interest issued and outstanding)	$13.83

Class C
Net asset value, offering price and redemption price per share
($13,195,532 ÷ 954,887 shares of beneficial interest issued and outstanding)	$13.82

Class Z
Net asset value, offering price and redemption price per share
($33,180,662 ÷ 2,251,509 shares of beneficial interest issued and outstanding)	$14.74

See Notes to Financial Statements.

Prudential Strategic Value Fund	23

Statement of Operations

Year Ended February 28, 2014

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $183)	$1,545,326
Affiliated dividend income	1,021

Total income	1,546,347

Expenses
Management fee	515,246
Distribution fee—Class A	63,869
Distribution fee—Class B	13,110
Distribution fee—Class C	122,772
Custodian’s fees and expenses	61,000
Transfer agent’s fees and expenses (including affiliated expense of $8,400)	53,000
Registration fees	50,000
Audit fee	22,000
Shareholders’ reports	20,000
Legal fees and expenses	17,000
Trustees’ fees	10,000
Insurance expenses	1,000
Loan interest expense	775
Miscellaneous	13,652

Total expenses	963,424
Less: Management fee waiver and/or expense reimbursement	(11,384)
Distribution fee waiver—Class A	(10,645)

Net expenses	941,395

Net investment income	604,952

Realized And Unrealized Gain On Investments
Net realized gain on investment transactions	5,033,532
Net change in unrealized appreciation (depreciation) on investments	8,052,504

Net gain on investment transactions	13,086,036

Net Increase In Net Assets Resulting From Operations	$13,690,988

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended February 28,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$604,952	$595,770
Net realized gain on investment transactions	5,033,532	2,372,338
Net change in unrealized appreciation (depreciation) on investments	8,052,504	3,886,140

Net increase in net assets resulting from operations	13,690,988	6,854,248

Dividends from net investment income (Note 1)
Class A	(303,930)	(146,445)
Class B	(10,450)	(4,027)
Class C	(95,611)	(38,523)
Class Z	(477,321)	(229,917)

	(887,312)	(418,912)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	13,171,352	5,593,685
Net asset value of shares issued in reinvestment of dividends	862,021	406,886
Cost of shares reacquired	(13,222,919)	(8,078,513)

Net increase (decrease) in net assets from Fund share transactions	810,454	(2,077,942)

Total increase	13,614,130	4,357,394

Net Assets:
Beginning of year	56,802,533	52,445,139

End of year(a)	$70,416,663	$56,802,533

(a) Includes undistributed net investment income of:	$98,642	$390,641

See Notes to Financial Statements.

Prudential Strategic Value Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of four funds: Prudential Jennison Select Growth Fund, Prudential Jennison Market Neutral Fund, Prudential Real Assets Fund and Prudential Strategic Value Fund (the “Fund”). These financial statements relate to Prudential Strategic Value Fund. The financial statements of the Prudential Jennison Select Growth Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund are not presented herein.

The Fund’s primary investment objective is long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Fund consistently follow such policies in the preparation of the financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

26

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the

Prudential Strategic Value Fund	27

Notes to Financial Statements

continued

event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually.

28

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisor, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion and .75% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80% of the Fund’s average daily net assets for the year ended February 28, 2014.

Effective May 16, 2013, PI has contractually agreed to reduce Fund expenses and/or waive its investment management fee so that the Fund’s annual operating expenses do not exceed 1.15% (exclusive of distribution and service (12b-1) fees, acquired

Prudential Strategic Value Fund	29

Notes to Financial Statements

continued

fund fees and expenses, extraordinary and certain other expenses including taxes, interest and brokerage commissions) of the Fund’s average daily net assets through June 30, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed until June 30, 2015, to limit such fees related to Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $18,548 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2014, it received $7, $12,381 and $607 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

30

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2014, were $49,242,503 and $49,316,283 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions, and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended February 28, 2014, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $9,639 due to differences in the treatment for book and tax purposes of certain transactions involving securities sold. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the years ended February 28, 2014 and February 28, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $887,312 and $418,912 of ordinary income, respectively.

As of February 28, 2014, the accumulated undistributed earnings on a tax basis was $99,895 of ordinary income and $968,390 of long-term capital gains. These differ from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

Prudential Strategic Value Fund	31

Notes to Financial Statements

continued

The United States federal income tax basis of investments and net unrealized appreciation as of February 28, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$54,958,739	$16,093,362	$(957,722)	$15,135,640

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Fund utilized approximately $4,101,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended February 28, 2014.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

32

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2014:
Shares sold	139,049	$1,859,323
Shares issued in reinvestment of dividends	21,321	286,908
Shares reacquired	(234,357)	(3,142,189)

Net increase (decrease) in shares outstanding before conversion	(73,987)	(995,958)
Shares issued upon conversion from Class B	8,959	116,037
Shares reacquired upon conversion into Class Z	(3,105)	(41,048)

Net increase (decrease) in shares outstanding	(68,133)	$(920,969)

Year ended February 28, 2013:
Shares sold	46,426	$516,944
Shares issued in reinvestment of dividends	13,483	137,915
Shares reacquired	(291,045)	(3,123,290)

Net increase (decrease) in shares outstanding before conversion	(231,136)	(2,468,431)
Shares issued upon conversion from Class B	13,841	144,720
Shares reacquired upon conversion into Class Z	(5,482)	(64,272)

Net increase (decrease) in shares outstanding	(222,777)	$(2,387,983)

Class B
Year ended February 28, 2014:
Shares sold	39,435	$500,435
Shares issued in reinvestment of dividends	761	9,569
Shares reacquired	(40,984)	(502,618)

Net increase (decrease) in shares outstanding before conversion	(788)	7,386
Shares reacquired upon conversion into Class A	(9,399)	(116,037)

Net increase (decrease) in shares outstanding	(10,187)	$(108,651)

Year ended February 28, 2013:
Shares sold	27,407	$287,292
Shares issued in reinvestment of dividends	409	3,981
Shares reacquired	(16,940)	(176,495)

Net increase (decrease) in shares outstanding before conversion	10,876	114,778
Shares reacquired upon conversion into Class A	(14,474)	(144,720)

Net increase (decrease) in shares outstanding	(3,598)	$(29,942)

Prudential Strategic Value Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended February 28, 2014:
Shares sold	95,904	$1,223,774
Shares issued in reinvestment of dividends	7,127	89,539
Shares reacquired	(123,965)	(1,572,967)

Net increase (decrease) in shares outstanding	(20,934)	$(259,654)

Year ended February 28, 2013:
Shares sold	17,843	$192,847
Shares issued in reinvestment of dividends	3,660	35,650
Shares reacquired	(148,053)	(1,515,509)

Net increase (decrease) in shares outstanding before conversion	(126,550)	(1,287,012)
Shares reacquired upon conversion into Class Z	(2,384)	(26,533)

Net increase (decrease) in shares outstanding	(128,934)	$(1,313,545)

Class Z
Year ended February 28, 2014:
Shares sold	720,255	$9,587,820
Shares issued in reinvestment of dividends	34,661	476,005
Shares reacquired	(579,336)	(8,005,145)

Net increase (decrease) in shares outstanding before conversion	175,580	2,058,680
Shares issued upon conversion from Class A	3,055	41,048

Net increase (decrease) in shares outstanding	178,635	$2,099,728

Year ended February 28, 2013:
Shares sold	428,633	$4,596,602
Shares issued in reinvestment of dividends	22,036	229,340
Shares reacquired	(291,119)	(3,263,219)

Net increase (decrease) in shares outstanding before conversion	159,550	1,562,723
Shares issued upon conversion from Class A and Class C	7,639	90,805

Net increase (decrease) in shares outstanding	167,189	$1,653,528

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through November 4, 2014. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 5, 2013 the Funds had another SCA with substantially similar terms.

34

Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended February 28, 2014. The Fund had an average outstanding balance of $3,933,000 for five days at an average interest rate of 1.42%. At February 28, 2014, the Fund did not have an outstanding loan amount.

Prudential Strategic Value Fund	35

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.91	$10.59	$10.56	$8.77	$5.76
Net investment income	.13	.13	.09	.07	.07
Net realized and unrealized gain on investment transactions	2.66	1.27	.02	1.74	3.16
Total from investment operations	2.79	1.40	.11	1.81	3.23
Less Dividends:
Dividends from net investment income	(.19)	(.08)	(.08)	(.02)	(.22)
Net asset value, end of year	$14.51	$11.91	$10.59	$10.56	$8.77
Total Return(b):	23.56%	13.39%	1.14%	20.71%	56.74%

Ratio/Supplemental Data:
Net assets, end of year (000)	$22,562	$19,326	$19,543	$23,696	$23,754
Average net assets (000)	$21,289	$18,547	$20,310	$22,888	$22,813
Ratio to average net assets(c):
Expenses after fee waiver and/or expense reimbursement	1.42%	1.52%	1.80%	1.78%	1.77%
Expenses before fee waiver and/or expense reimbursement	1.49%	1.57%	1.85%	1.83%	1.82%
Net investment income	.99%	1.19%	.89%	.81%	.96%
Portfolio turnover rate	77%	47%	36%	19%	12%

(a) Calculation based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confirm to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

36

Class B Shares
	Year Ended February 28/29,
	2014	2013	2012	2011		2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.36	$10.13	$10.12	$8.45		$5.56
Net investment income	.03	.05	.01	-	(d)	.02
Net realized and unrealized gain on investment transactions	2.54	1.22	.02	1.68		3.03
Total from investment operations	2.57	1.27	.03	1.68		3.05
Less Dividends:
Dividends from net investment income	(.10)	(.04)	(.02)	(.01)		(.16)
Net asset value, end of year	$13.83	$11.36	$10.13	$10.12		$8.45
Total Return(b):	22.72%	12.55%	.34%	19.93%		55.60%

Ratio/Supplemental Data:
Net assets, end of year (000)	$1,478	$1,330	$1,223	$1,574		$1,931
Average net assets (000)	$1,311	$1,155	$1,363	$1,623		$2,207
Ratio to average net assets(c):
Expenses after fee waiver and/or expense reimbursement	2.17%	2.27%	2.55%	2.53%		2.52%
Expenses before fee waiver and/or expense reimbursement	2.19%	2.27%	2.55%	2.53%		2.52%
Net investment income	.25%	.46%	.13%	.05%		.23%
Portfolio turnover rate	77%	47%	36%	19%		12%

(a) Calculation based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confirm to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Strategic Value Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$11.35	$10.13	$10.11	$8.45	$5.56
Net investment income	.03	.04	.01	.01	.02
Net realized and unrealized gain on investment transactions	2.54	1.22	.03	1.66	3.03
Total from investment operations	2.57	1.26	.04	1.67	3.05
Less Dividends:
Dividends from net investment income	(.10)	(.04)	(.02)	(.01)	(.16)
Net asset value, end of year	$13.82	$11.35	$10.13	$10.11	$8.45
Total Return(b):	22.74%	12.45%	.43%	19.81%	55.60%

Ratio/Supplemental Data:
Net assets, end of year (000)	$13,196	$11,080	$11,187	$13,016	$12,701
Average net assets (000)	$12,277	$10,623	$11,395	$12,279	$12,804
Ratio to average net assets(c):
Expenses after fee waiver and/or expense reimbursement	2.17%	2.27%	2.55%	2.53%	2.52%
Expenses before fee waiver and/or expense reimbursement	2.19%	2.27%	2.55%	2.53%	2.52%
Net investment income	.23%	.44%	.14%	.06%	.21%
Portfolio turnover rate	77%	47%	36%	19%	12%

(a) Calculation based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confirm to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended February 28/29,
	2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.09	$10.75	$10.72	$8.88	$5.83
Net investment income	.17	.16	.11	.10	.10
Net realized and unrealized gain on investment transactions	2.70	1.29	.02	1.77	3.18
Total from investment operations	2.87	1.45	.13	1.87	3.28
Less Dividends:
Dividends from net investment income	(.22)	(.11)	(.10)	(.03)	(.23)
Net asset value, end of year	$14.74	$12.09	$10.75	$10.72	$8.88
Total Return(b):	23.91%	13.71%	1.34%	21.07%	57.09%

Ratio/Supplemental Data:
Net assets, end of year (000)	$33,181	$25,066	$20,492	$1,565	$1,279
Average net assets (000)	$29,528	$21,961	$2,517	$1,345	$1,167
Ratio to average net assets(c):
Expenses after fee waiver and/or expense reimbursement	1.17%	1.27%	1.43%	1.53%	1.52%
Expenses before fee waiver and/or expense reimbursement	1.19%	1.27%	1.43%	1.53%	1.52%
Net investment income	1.23%	1.47%	1.33%	1.07%	1.21%
Portfolio turnover rate	77%	47%	36%	19%	12%

(a) Calculation based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to confirm to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Strategic Value Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Strategic Value Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2014

40

Federal Income Tax Information

(Unaudited)

For the year ended February 28, 2014, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Strategic Value Fund	100%	100%

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2014.

Prudential Strategic Value Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (61) Board Member Portfolios Overseen: 67	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (61) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Strategic Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (57) Board Member Portfolios Overseen: 67	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 67	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 67	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (71) Board Member Portfolios Overseen: 67	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 67	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (74) Board Member Portfolios Overseen: 67	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 67	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (51) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Strategic Value Fund

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1993; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Lee D. Augsburger (54) Chief Compliance Officer	Senior Vice President, Chief Ethics & Compliance Officer of Prudential Financial, Inc. (2009-Present); formerly Senior Vice President, Chief Compliance Officer (2007-2009) of Prudential Financial, Inc.; Vice President, Chief Compliance Officer (2003-2007) of Prudential Investments LLC; Vice President, Chief Compliance Officer (October 2000 - 2007) of Prudential Investment Management, Inc.; Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential.	Since 2014
Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998
M. Sadiq Peshimam (50) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Strategic Value Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (46) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (52) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Strategic Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STRATEGIC VALUE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	74440K108	74440K207	74440K306	74440K405

MF502E    0260361-00001-00

Item 2 –	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2014 and February 29, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $121,830 and $119,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

No amounts were billed in the fiscal year ended February 28, 2014. For the fiscal year ended February 28, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $3,250 for professional tax services rendered in connection with Prudential Real Assets Fund.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a) (1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential Investment Portfolios 3

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 18, 2014

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	April 18, 2014